UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:	FDP Series, Inc.
Franklin Templeton Total Return FDP Fund
Marsico Growth FDP Fund
MFS Research International FDP Fund
Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2011

Date of reporting period: 05/31/2011

Item 1 – Report to Stockholders

May 31, 2011

Annual Report

FDP Series, Inc.

► MFS Research International FDP Fund

► Marsico Growth FDP Fund

► Van Kampen Value FDP Fund

► Franklin Templeton Total Return FDP Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	MAY 31, 2011

Dear Shareholder

Investor sentiment has come full circle since this time last year. The same concerns that drove investors to safer assets in the second quarter of 2010 — the debt crisis in Europe, an overheating economy in China, and slowing economic growth in the US — have resurfaced to spark a repeat of the flight-to-quality in the second quarter of 2011. Between these periods, pivotal events across the globe coaxed investors out of their safe havens, whetted their appetite for risk and propelled a strong rally in riskier assets before pulling the plug on investor confidence, sending investors back to shed risk from their portfolios.

Twelve months ago, fears of a double-dip recession fueled investor demand for the relative safety of US Treasury bonds while riskier assets plummeted. For their part, equities endured a double-digit percentage correction on the back of the Greek credit crisis and a stalling in US jobs growth. However, financial markets changed direction in the third quarter as the global economy finally gained traction. Investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”) and the general belief that improving economic data was indicative of a transition from recovery to expansion. Despite the ongoing sovereign debt crisis in Europe and high inflation in developing markets, equity markets recovered their second-quarter losses and rallied strongly through year end. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles raised concerns, leading to heavy outflows.

The new year brought a series of negative surprises. Political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply lines and the ratings outlook for US debt turned negative. Equity markets reacted to each of these events with a short-term sell-off and solid rebound as investors chose to focus on strong corporate earnings and positive economic indicators. Global credit markets were surprisingly resilient in the face of these events and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and staged a steady rebound from its fourth-quarter lows. Equities, commodities and high yield bonds continued to outperform higher-quality assets as the Fed’s early 2011 commitment to complete QE2 and keep interest rates low compelled investors to continue adding risk to their portfolios.

However, markets switched direction again in May. The debt crisis in peripheral European countries moved to the forefront of financial news. US economic growth slowed as the impact of higher oil prices caught up with consumer spending. May employment figures fell short of expectations and the housing sector continued to struggle. Investors once again shunned risk assets and Treasuries rallied. Stocks ended the period with a downturn, but overall performance of global equity markets was remarkably strong for the 12-month period. Fixed income markets moved higher on the softer economic data near period end and posted gains for the 12 months. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Investor Sentiment Has Come Full Circle: Total Returns as of May 31, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	15.03%	25.95%
US small cap equities (Russell 2000® Index)	17.34	29.75
International equities (MSCI Europe, Australasia, Far East Index)	14.92	30.69
Emerging market equities (MSCI Emerging Markets Index)	9.76	28.84
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.10	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.30)	5.82
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.91	5.84
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	2.04	3.18
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.93	18.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2011	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2011, the Fund outperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, and its secondary benchmark, the MSCI All Country World (excluding US) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•

Stock selection in the capital goods industry group was the primary driver of the Fund’s outperformance relative to the MSCI EAFE Index. The Fund’s stronger-performing holdings in this group for the 12-month period included mining company Iluka Resources Ltd. (Australia), diversified industrial conglomerate Hutchison Whampoa Ltd. (Hong Kong), automotive and industrial products manufacturer Tomkins Plc (United Kingdom), industrial and medical gases producer Linde AG (Germany), luxury automobile manufacturer Bayerische Motoren Werke AG (Germany) and transport-related mechanical engineering company MAN SE (Germany).

•

Security selection in the energy sector also aided relative results. The timing of the Fund’s ownership in shares of integrated oil company BP Plc (United Kingdom) had a positive impact on performance. In addition, avoidance of the poor-performing electric power company Tokyo Electric Power Co., Inc. (Japan) proved beneficial.

•	In other sectors, the Fund’s holdings of luxury goods company LVMH Moët Hennessy Louis Vuitton SA (France) and telecommunication services provider China Unicom Ltd. (Hong Kong) boosted returns.

•

Negatively impacting performance was security selection in the information technology (“IT”) sector, where holdings of copy machine manufacturer Konica Minolta Holdings, Inc. (Japan), IT products manufacturer Acer, Inc. (Taiwan) and IT solutions and consulting services provider Nomura Holdings, Inc. (Japan) were notable laggards.

•

Hindering returns in other sectors were holdings in retailer Espirit Holdings Ltd. (Hong Kong) and a number of Japanese stocks including passenger railway company East Japan Railway Co., natural gas producer Tokyo Gas Co., Ltd., currency processing machines manufacturer GLORY Ltd. and parcel delivery services company Yamato Transport Co., Ltd. Additionally, poor timing of the Fund’s ownership in the strong-performing mining operator Rio Tinto Plc (Australia) was a negative factor.

•	The net effect of the Fund’s overall exposure to various currencies had a negative impact on returns relative to the benchmark index.

Describe recent portfolio activity.

•

In the capital goods space, we maintained the Fund’s overweight in electrical equipment and engineering companies as an indirect play on both infrastructure and housing build in emerging markets. Additionally, we increased exposure to the automobiles industry although the Fund remains underweight relative to the benchmark index. In consumer staples, we moderately reduced exposure to food and beverage companies while maintaining the Fund’s overweight in this space. In financials, we reduced exposure to emerging market banks on the back of their strong performance in the later part of 2010 and bought them back on weakness in the first quarter of 2011. The Fund remains overweight in emerging market banks given their stronger fundamentals and higher growth rates. Also in financials, we pared down the Fund’s positions in brokers and asset managers based on valuation.

Describe portfolio positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up funda-mental research. Our focus is on high-quality companies with growth rates and fundamentals that are not properly reflected in their valuation and, therefore, sector allocation is strictly a by-product of where we find attractive investment opportunities. Given this philosophy, we added to positions in Japanese stocks that we deemed oversold due to panic selling after the earthquake and tsunami that struck the nation in March. The Fund is no longer underweight in Japan versus the MSCI EAFE Index as a result of these trades and more so because Japan’s weight in the index has fallen.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.

[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.

[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2011

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.31%	35.00%	N/A	3.02%	N/A	6.15%	N/A
Investor A	16.16	34.87	27.79%	2.76	1.66%	5.89	4.92%
Investor B	15.71	33.71	29.21	1.96	1.60	5.06	4.93
Investor C	15.83	33.81	32.81	1.99	1.99	5.09	5.09
MSCI EAFE Index	14.92	30.69	N/A	1.73	N/A	5.32	N/A
MSCI All Country World (excluding US) Index	13.58	29.95	N/A	3.95	N/A	7.38	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2011	5

Fund Summary as of May 31, 2011	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2011, the Fund outperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

The Fund benefited from stock selection in the consumer discretionary sector, where holdings in Priceline.com, Inc., Amazon.com, Inc., Wynn Resorts Ltd. and Tiffany & Co. delivered strong performance. An overweight relative to the benchmark index in the strong-performing materials sector enhanced relative returns, as did stock selection in the space. The Fund’s holdings in materials returned 41% for the period, outpacing the 36% sector return in the benchmark index. Stock selection in the information technology (“IT”) sector also had a positive impact on Fund performance. Among the Fund’s IT holdings, Chinese Internet search company Baidu.com, Inc. — ADR and computer and personal electronic device manufacturer Apple, Inc. were exceptional contributors.

•

Detracting from performance was an underweight posture in the energy sector, which was the strongest-performing sector in the benchmark index during the period. Stock selection within energy also had a negative impact. In financials, the Fund’s overweight in the weak-performing banking industry hindered returns.

Describe recent portfolio activity.

•	During the 12-month period, we significantly decreased the Fund’s allocation to the financials sector and substantially increased exposure to the energy and consumer discretionary sectors.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, at period end the Fund was overweight in the consumer discretionary, materials and industrials sectors, underweight in consumer staples and health care and held no exposure to telecommunication services and utilities. On an absolute basis, the Fund’s largest sector allocations as of period end included consumer discretionary, IT, industrials, materials and energy.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]

This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.82%	28.34%	N/A	3.45%	N/A	4.15%	N/A
Investor A	11.71	27.94	21.23%	3.18	2.07%	3.89	2.94%
Investor B	11.28	27.02	22.52	2.37	2.00	3.08	2.93
Investor C	11.26	27.10	26.10	2.41	2.41	3.11	3.11
S&P 500® Index	15.03	25.95	N/A	3.32	N/A	3.59	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2011	7

Fund Summary as of May 31, 2011	Van Kampen Value FDP Fund

Investment Objective

Van Kampen Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2011, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The primary driver of the Fund’s outperformance relative to the benchmark index was positioning within the financials sector. The Fund benefited from a significant overweight in the property & casualty insurance segment, where Chubb Corp. was one of the Fund’s largest holdings.

•

In health care, stock selection had a positive impact on performance as health care provider UnitedHealth Group, Inc. and pharmaceuticals company Bristol-Myers Squibb Co. were among the top performers in the sector. Favorable stock selection and a significant overweight in consumer discretionary also contributed positively. The Fund’s main exposure within the sector was in media stocks, among which Viacom, Inc., Class B and Comcast Corp., Class A were notable strong performers. Also beneficial was stock selection and a slight overweight in the materials sector where holdings of International Paper Co. and Alcoa, Inc. boosted returns.

•

Detracting from performance was unfavorable stock selection in the information technology (“IT”) sector. In particular, hardware and internet-related stocks, including Cisco Systems, Inc. and Hewlett-Packard Co., performed poorly during the period. Shares of Yahoo! Inc., a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the overall economy. Unfavorable stock selection and a slight underweight in the energy sector also had a negative impact.

Describe recent portfolio activity.

•

During the 12-month period, we reduced exposure to select media names and used the proceeds to increase the Fund’s exposure to IT, utilities and credit-exposed financials through opportunistic purchases.

Describe portfolio positioning at period end.

•

At period end, the Fund was significantly overweight relative to the benchmark Russell 1000® Value Index in consumer discretionary, mostly attributable to its large exposure to the media industry. The Fund also held modest sector overweights in IT and materials and underweights in financials, industrials, utilities and telecommunications services.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.53%	26.09%	N/A	2.29%	N/A	2.90%	N/A
Investor A	15.38	25.72	19.12%	2.04	0.94%	2.66	1.71%
Investor B	14.83	24.76	20.26	1.22	0.84	1.85	1.69
Investor C	14.87	24.61	23.61	1.24	1.24	1.87	1.87
Russell 1000® Value Index	16.67	24.23	N/A	1.70	N/A	2.82	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2011	9

Fund Summary as of May 31, 2011	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2011, the Fund outperformed its benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

The Fund’s exposure to credit sectors, particularly its allocation to below-investment grade credits, benefited performance for the period as credit sectors were among the strongest-performing areas of fixed income. In addition, many of the Fund’s holdings of non-US dollar-denominated bonds benefited from foreign currency appreciation versus the US dollar and generally strong local market performance. Exposure to commercial mortgage-backed securities (“CMBS”) also had a positive impact on returns.

•	Conversely, the Fund’s underweight in agency debentures and mortgage-backed securities relative to the benchmark index detracted from performance as these sectors performed well during the period.

•

The Fund makes use of the mortgage dollar roll market, which requires future mortgage settlements. To meet its forward liabilities, the Fund holds cash or high-quality cash equivalents. The cash allocation did not materially impact performance.

Describe recent portfolio activity.

•

During the 12-month period, we reduced the Fund’s allocation to the high yield sector and shifted some of that exposure to the more defensive bank loan sector. It is our view that the recent strong performance in high yield may be difficult to sustain amid concerns about European sovereign and bank debt risk. As US credit fundamentals began to show signs of improvement, we took profits on some of the Fund’s holdings in higher-quality CMBS, and shifted that exposure to lower-quality CMBS. We increased the Fund’s allocation to municipal bonds, seeking to take advantage of opportunities created by price dislocations in that space. In addition, we marginally increased exposure to international bonds and foreign currencies.

Describe portfolio positioning at period end.

•

As of period end, the Fund remains overweight relative to the Barclays Capital US Aggregate Bond Index in certain credit sectors where we believe valuations remain attractive for the long term, although our expectations have tempered given the continued strong performance from the credit sectors and our concerns about European sovereign and bank debt. We continue to believe that many of the more favorable opportunities in global bond markets are outside the United States.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2011

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.73%	4.07%	11.37%	N/A	6.90%	N/A	5.78%	N/A
Investor A	2.36	3.84	10.99	6.55%	6.64	5.77%	5.52	4.78%
Investor B	2.00	3.57	10.40	6.40	6.07	5.76	4.96	4.82
Investor C	1.96	3.55	10.38	9.38	6.04	6.04	4.93	4.93
Barclays Capital US Aggregate Bond Index	—	1.91	5.84	N/A	6.63	N/A	5.62	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2011	11

Portfolio Information as of May 31, 2011

Ten Largest Holdings

MFS Research International FDP Fund	Percent of Long-Term Investments
Nestlé, SA, Registered Shares	3%
Royal Dutch Shell Plc	3
Roche Holding AG	2
BNP Paribas SA	2
Rio Tinto Plc, Registered Shares	2
Siemens AG	2
HSBC Holdings Plc	2
Akzo Nobel NV	2
Vodafone Group Plc	2
BP Plc	2

Marsico Growth FDP Fund	Percent of Long-Term Investments
Apple, Inc.	5%
The Dow Chemical Co.	4
Oracle Corp.	4
Baidu.com, Inc. — ADR	4
Praxair, Inc.	4
Union Pacific Corp.	3
Priceline.com, Inc.	3
Monsanto Co.	3
Time Warner, Inc.	3
TJX Cos., Inc.	3

Van Kampen Value FDP Fund	Percent of Long-Term Investments
Comcast Corp., Class A	4%
International Paper Co.	3
JPMorgan Chase & Co.	3
Halliburton Co.	3
Viacom, Inc., Class B	3
Pfizer, Inc.	3
Kraft Foods, Inc.	3
Chevron Corp.	2
Bristol-Myers Squibb Co.	2
Hewlett-Packard Co.	2

Geographic Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments
Japan	19%
United Kingdom	16
France	10
Switzerland	10
Germany	10
Netherlands	6
China	3
Australia	3
Hong Kong	3
Brazil	2
Sweden	2
India	2
Taiwan	2
Canada	2
Other[1]	10

[1]	Other includes a 1% or less holding in each of the following countries: Finland, Czech Republic, Portugal, Spain, Singapore, United States, Austria, South Korea, Italy and Belgium.

12	FDP SERIES, INC.	MAY 31, 2011

Portfolio Information as of May 31, 2011 (concluded)

Sector Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments
Financials	23%
Industrials	12
Materials	11
Consumer Staples	10
Consumer Discretionary	9
Health Care	9
Energy	9
Information Technology	7
Telecommunication Services	6
Utilities	4

Marsico Growth FDP Fund	Percent of Long-Term Investments
Consumer Discretionary	29%
Information Technology	17
Industrials	16
Materials	16
Energy	11
Financials	6
Consumer Staples	3
Health Care	2

Van Kampen Value FDP Fund	Percent of Long-Term Investments
Financials	18%
Consumer Discretionary	17
Health Care	14
Energy	12
Information Technology	11
Consumer Staples	10
Industrials	6
Materials	5
Telecommunication Services	4
Utilities	3

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	26%
Corporate Bonds	20
U.S. Treasury Obligations	20
Foreign Agency Obligations	13
Taxable Municipal Bonds	7
Floating Rate Loan Interests	5
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Preferred Securities	2

Credit Quality Allocations[1]

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments
AAA/Aaa[2]	69%
AA/Aa	3
A	6
BBB/Baa	16
BB/Ba	1
B	2
CCC/Caa	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

FDP SERIES, INC.	MAY 31, 2011	13

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Franklin Templeton Total Return FDP Fund incurs a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Franklin Templeton Total Return FDP Fund is subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Funds are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Franklin Templeton Total Return FDP Fund is subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares for all Funds are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ Manager waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

14	FDP SERIES, INC.	MAY 31, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on December 1, 2010 and held through May 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
MFS Research International FDP Fund	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,163.10	$6.63	$1,000.00	$1,018.80	$6.19	1.23%
Investor A	$1,000.00	$1,161.60	$7.98	$1,000.00	$1,017.55	$7.44	1.48%
Investor B	$1,000.00	$1,157.10	$12.21	$1,000.00	$1,013.61	$11.40	2.27%
Investor C	$1,000.00	$1,158.30	$12.05	$1,000.00	$1,013.76	$11.25	2.24%

Marsico Growth FDP Fund
Institutional	$1,000.00	$1,118.20	$5.55	$1,000.00	$1,019.70	$5.29	1.05%
Investor A	$1,000.00	$1,117.10	$6.86	$1,000.00	$1,018.45	$6.54	1.30%
Investor B	$1,000.00	$1,112.80	$10.96	$1,000.00	$1,014.56	$10.45	2.08%
Investor C	$1,000.00	$1,112.60	$10.85	$1,000.00	$1,014.66	$10.35	2.06%

Van Kampen Value FDP Fund
Institutional	$1,000.00	$1,155.30	$5.21	$1,000.00	$1,020.09	$4.89	0.97%
Investor A	$1,000.00	$1,153.80	$6.55	$1,000.00	$1,018.85	$6.14	1.22%
Investor B	$1,000.00	$1,148.30	$10.71	$1,000.00	$1,014.96	$10.05	2.00%
Investor C	$1,000.00	$1,148.70	$10.61	$1,000.00	$1,015.06	$9.95	1.98%

Franklin Templeton Total Return FDP Fund
Institutional	$1,000.00	$1,040.70	$3.51	$1,000.00	$1,021.49	$3.48	0.69%
Investor A	$1,000.00	$1,038.40	$4.78	$1,000.00	$1,020.24	$4.73	0.94%
Investor B	$1,000.00	$1,035.70	$7.51	$1,000.00	$1,017.55	$7.44	1.48%
Investor C	$1,000.00	$1,035.50	$7.61	$1,000.00	$1,017.45	$7.54	1.50%

[1]

For each class of each Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

FDP SERIES, INC.	MAY 31, 2011	15

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments May 31, 2011	MFS Research International FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 3.1%
Iluka Resources Ltd.	65,932	$1,106,199
Newcrest Mining Ltd.	23,518	996,255
Nufarm, Ltd. (a)	136,781	708,802
Westpac Banking Corp.	64,330	1,523,524
		4,334,780
Austria — 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	21,706	1,085,531
Belgium — 0.6%
KBC Bancassurance Holding	20,922	888,143
Bermuda — 0.4%
Hiscox, Ltd.	84,300	586,027
Brazil — 2.4%
Banco Santander Brasil SA — ADR	59,800	679,328
BM&F BOVESPA SA	82,900	593,738
Diagnosticos da America SA	45,700	644,478
Petroleo Brasileiro SA — ADR	13,470	466,466
Tractebel Energia SA	27,330	468,390
Vivo Participações SA — ADR	11,480	517,978
		3,370,378
Canada — 1.5%
Bankers Petroleum Ltd. (a)	59,712	491,206
Teck Resources Ltd., Class B	30,224	1,585,368
		2,076,574
China — 3.5%
Bank of China, Ltd. (a)	1,454,000	806,502
China Construction Bank, Class H	1,069,160	1,009,923
China Pacific Insurance Group Co., Ltd.	188,200	789,797
China Petroleum & Chemical Corp.	598,000	597,616
China Unicom Ltd.	752,000	1,666,831
		4,870,669
Czech Republic — 1.3%
CEZ AS	20,501	1,131,638
Komercni Banka AS	3,064	732,106
		1,863,744
Denmark — 0.5%
Danske Bank A/S (a)	32,350	683,185
Finland — 1.4%
Fortum Oyj	41,245	1,380,019
Outotec Oyj	9,950	580,791
		1,960,810

Common Stocks	Shares	Value
France — 10.2%
BNP Paribas SA	37,737	$2,956,891
Dassault Systemes SA	12,596	1,074,048
Groupe Danone	30,800	2,262,876
LVMH Moët Hennessy Louis Vuitton SA	8,790	1,533,641
Legrand Promesses	11,252	476,551
Publicis Groupe	24,897	1,372,016
Sanofi-Aventis	24,557	1,947,450
Schneider Electric SA	11,738	1,941,088
Technip SA	6,080	656,217
		14,220,778
Germany — 9.5%
Bayer AG	16,695	1,372,079
Bayerische Motoren Werke AG	19,379	1,719,592
Deutsche Boerse AG	10,220	807,699
GSW Immobilien AG (a)	11,388	367,347
Linde AG	13,524	2,292,349
MAN SE (a)	15,582	2,175,102
Rhoen-Klinikum AG	50,294	1,266,650
Siemens AG	21,167	2,839,000
Symrise AG	16,542	517,564
		13,357,382
Hong Kong — 2.8%
BOC Hong Kong Holdings, Ltd.	185,000	570,978
Hang Lung Properties, Ltd.	125,000	521,173
Hutchison Whampoa Ltd.	73,000	845,573
Li & Fung, Ltd. (a)	180,000	399,931
MGM China Holdings, Ltd. (a)	63,200	124,655
Sands China, Ltd. (a)	428,400	1,111,185
Sinotruk Hong Kong, Ltd.	419,000	316,389
		3,889,884
India — 1.9%
BEML, Ltd.	13,970	202,548
HDFC Bank Ltd. — ADR	4,610	750,646
ICICI Bank Ltd.	57,767	1,390,829
Steel Authority of India	92,661	289,224
		2,633,247
Italy — 0.6%
Telecom Italia SpA	285,253	404,645
Telecom Italia SpA (Non-Convertible Savings Shares)	400,388	490,249
		894,894
Japan — 18.8%
Aeon Credit Service Co., Ltd.	61,000	777,979
Canon, Inc.	18,200	874,025
Chugoku Marine Paints, Ltd.	45,000	360,421
Denso Corp.	34,800	1,251,526
East Japan Railway Co.	12,400	723,706

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AUD	Australian Dollar
BHAC	Berkshire Hathaway Assurance Company
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
GO	General Obligation Bonds
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MSCI	Morgan Stanley Capital International
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NPFGC	National Public Finance Guarantee Corp.
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	17

Schedule of Investments (continued)	MFS Research International FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
GLORY Ltd.	45,000	$953,699
Honda Motor Co., Ltd.	37,800	1,439,460
Inpex Corp.	274	1,991,066
JGC Corp.	59,000	1,582,663
Japan Tobacco, Inc.	279	1,079,852
KDDI Corp.	180	1,290,958
Konica Minolta Holdings, Inc.	163,500	1,379,067
Lawson, Inc.	29,200	1,448,300
Miraca Holdings, Inc.	35,600	1,396,132
Mitsubishi Corp.	47,700	1,212,620
Mitsubishi UFJ Financial Group, Inc.	130,300	600,912
Nippon Paint Co., Ltd.	53,000	398,578
Nippon Television Network Corp.	6,230	888,955
Nomura Holdings, Inc.	112,000	562,423
Nomura Research Institute Ltd.	29,300	611,445
Santen Pharmaceutical Co., Ltd.	31,600	1,260,781
Sumitomo Metal Industries Ltd.	159,000	326,321
Sumitomo Mitsui Financial Group, Inc.	45,300	1,309,330
Tokyo Gas Co., Ltd.	246,000	1,047,080
Yamato Transport Co., Ltd.	98,300	1,497,954
		26,265,253
Mexico — 0.2%
Kimberly-Clark de Mexico, SA de CV	49,150	287,467
Netherlands — 6.3%
Akzo Nobel NV	36,209	2,623,039
Heineken NV	35,390	2,133,717
ING Groep NV CVA (a)	176,142	2,135,427
Koninklijke KPN NV	93,990	1,380,338
SNS Reaal (a)	102,313	541,148
		8,813,669
Portugal — 1.1%
Energias de Portugal SA	428,952	1,598,828
Singapore — 1.0%
Keppel Corp., Ltd.	92,400	863,382
United Overseas Bank, Ltd.	35,000	551,653
		1,415,035
South Korea 0.7%
Samsung Electronics Co., Ltd.	1,179	988,479
Spain — 1.1%
Inditex SA	11,428	1,041,455
Red Electrica de Espana	8,219	497,963
		1,539,418
Sweden — 2.0%
Hennes & Mauritz AB, B Shares	33,950	1,263,651
Telefonaktiebolaget LM Ericsson	105,964	1,570,488
		2,834,139
Switzerland — 9.6%
Credit Suisse Group AG	35,790	1,538,849
Julius Baer Group Ltd.	21,181	929,740
Nestlé SA, Registered Shares	61,297	3,940,879
Roche Holding AG	18,103	3,187,430
Schindler Holding AG	4,421	558,527
Sonova Holding AG	5,313	558,771
Swiss Reinsurance Co., Registered Shares	33,928	2,018,814
Synthes, Inc.	3,988	695,199
		13,428,209
Taiwan — 1.8%
Acer, Inc.	582,725	1,143,977
Taiwan Semiconductor Manufacturing Co., Ltd.	495,439	1,326,084
		2,470,061

Common Stocks	Shares	Value
United Kingdom — 15.8%
AMEC Plc	31,950	$610,058
Amlin Plc	36,623	256,586
BG Group Plc	54,563	1,266,905
BP Plc	310,400	2,390,126
Barclays Plc	298,757	1,365,438
Compass Group Plc	29,690	289,276
GKN Plc	78,603	284,000
HSBC Holdings Plc	269,286	2,814,529
Reckitt Benckiser Group Plc	24,544	1,390,197
Rio Tinto Plc, Registered Shares	41,950	2,923,170
Rolls-Royce Holdings Plc	31,940	334,873
Royal Dutch Shell Plc	99,456	3,596,164
Standard Chartered Plc	19,104	511,616
Tesco Plc	229,273	1,584,645
Vodafone Group Plc	874,957	2,432,897
		22,050,480
United States — 0.9%
Cognizant Technology Solutions Corp. (a)	9,910	753,556
Monsanto Co.	6,170	438,317
		1,191,873
Total Long-Term Investments (Cost — $111,652,934) — 99.8%		139,598,937

Short-Term Securities	Par (000)
Time Deposits — 0.6%
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/01/11	JPY	1,398	17,157
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.14%, 6/01/11	GBP	1	1,068
United States — 0.6%
Brown Brothers Harriman & Co., 0.03%, 6/01/11	USD	883	882,761
Total Short-Term Securities (Cost — $900,986) — 0.6%			900,986
Total Investments (Cost — $112,553,920*) — 100.4%			140,499,923
Liabilities in Excess of Other Assets — (0.4)%			(550,228)
Net Assets — 100.0%			$139,949,695

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$116,059,037
Gross unrealized appreciation	$27,237,721
Gross unrealized depreciation	(2,796,835)
Net unrealized appreciation	$24,440,886

(a)	Non-income producing security.

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (concluded)	MFS Research International FDP Fund

•	Foreign currency exchange contracts as of May 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	3,488,965	USD	42,957	Deutsche Bank Securities, Inc.	6/01/11	$(153)
USD	10,820	BRL	17,341	Brown Brothers Harriman & Co.	6/01/11	(171)
USD	17,265	JPY	1,398,488	Brown Brothers Harriman & Co.	6/01/11	108
GBP	168,826	USD	278,095	Citigroup Global Markets, Inc.	6/02/11	(377)
HKD	358,669	USD	46,114	Deutsche Bank Securities, Inc.	6/02/11	3
JPY	3,159,300	USD	39,057	Barclays Bank Plc	6/02/11	(298)
GBP	313,811	USD	516,165	Deutsche Bank Securities, Inc.	6/03/11	47
HKD	979,260	USD	125,844	UBS Securities, Inc.	6/03/11	68
JPY	6,359,944	USD	77,946	Brown Brothers Harriman & Co.	6/03/11	81
MXN	304,231	USD	26,299	Brown Brothers Harriman & Co.	6/03/11	20
USD	18,919	CAD	18,327	UBS AG	6/03/11	3
USD	157,504	EUR	109,532	Citigroup Global Markets, Inc.	6/03/11	(120)
USD	84,117	GBP	51,151	Brown Brothers Harriman & Co.	6/03/11	(25)
CHF	123,905	USD	145,379	Deutsche Bank Securities, Inc.	6/06/11	(101)
Total						$(915)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$4,334,780	—	$4,334,780
Austria	—	1,085,531	—	1,085,531
Belgium	—	888,143	—	888,143
Bermuda	—	586,027	—	586,027
Brazil	$3,370,378	—	—	3,370,378
Canada	2,076,574	—	—	2,076,574
China	—	4,870,669	—	4,870,669
Czech Republic	—	1,863,744	—	1,863,744
Denmark	—	683,185	—	683,185
Finland	—	1,960,810	—	1,960,810
France	—	14,220,778	—	14,220,778
Germany	367,347	12,990,035	—	13,357,382
Hong Kong	524,586	3,365,298	—	3,889,884
India	750,646	1,882,601	—	2,633,247
Italy	—	894,894	—	894,894
Japan	—	26,265,253	—	26,265,253
Mexico	287,467	—	—	287,467
Netherlands	1,380,338	7,433,331	—	8,813,669
Portugal	—	1,598,828	—	1,598,828
Singapore	—	1,415,035	—	1,415,035
South Korea	—	988,479	—	988,479
Spain	—	1,539,418	—	1,539,418
Sweden	—	2,834,139	—	2,834,139
Switzerland	2,577,585	10,850,624	—	13,428,209
Taiwan	—	2,470,061	—	2,470,061
United Kingdom	—	22,050,480	—	22,050,480
United States	1,191,873	—	—	1,191,873
Short-Term Securities:
Time Deposits	—	900,986	—	900,986
Total	$12,526,794	$127,973,129	—	$140,499,923

Normally, the Fund uses a pricing service to assist with the fair valuation of foreign exchange-traded equity securities as of the close of business of US markets (“Systematic Fair Value Prices”), which follows the close of foreign markets, in accordance with the Fund’s valuation policies. On May 31, 2010, US and certain other financial markets were closed, while most foreign markets were open. As a result, for financial reporting purposes, the Fund was priced at the official closing price on the primary market or exchange on which the securities trade, which resulted in the investments being categorized as Level 1. As of May 31, 2011, all markets were open, and the investments were valued using Systematic Fair Value Prices and classified as Level 2 in accordance with the Fund’s valuation policy, which resulted in a transfer from Level 1 to Level 2 during the period.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$330	—	$330
Liabilities:
Foreign currency exchange contracts	—	(1,245)	—	(1,245)
Total	—	$(915)	—	$(915)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	19

Schedule of Investments May 31, 2011	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.2%
General Dynamics Corp.	19,316	$1,433,635
Precision Castparts Corp.	14,580	2,290,518
		3,724,153
Capital Markets — 1.3%
The Goldman Sachs Group, Inc.	10,618	1,494,271
Chemicals — 13.6%
The Dow Chemical Co.	136,909	4,946,522
Monsanto Co.	49,903	3,545,109
PPG Industries, Inc.	34,565	3,065,916
Praxair, Inc.	41,693	4,412,787
		15,970,334
Commercial Banks — 2.0%
U.S. Bancorp	93,717	2,399,155
Communications Equipment — 1.7%
Acme Packet, Inc. (a)	17,208	1,302,473
F5 Networks, Inc. (a)	5,713	648,883
		1,951,356
Computers & Peripherals — 5.2%
Apple, Inc. (a)	17,472	6,077,286
Distributors — 0.6%
Li & Fung, Ltd.	328,000	728,762
Diversified Consumer Services — 0.4%
Sotheby’s Holdings, Inc., Class A	11,675	496,888
Diversified Financial Services — 1.7%
Citigroup, Inc.	49,301	2,028,716
Electrical Equipment — 2.4%
Rockwell Automation, Inc.	33,341	2,770,970
Energy Equipment & Services — 2.8%
Halliburton Co.	66,046	3,312,207
Food Products — 1.9%
Green Mountain Coffee Roasters, Inc. (a)	13,684	1,127,151
Mead Johnson Nutrition Co.	16,400	1,111,756
		2,238,907
Hotels, Restaurants & Leisure — 8.2%
McDonald’s Corp.	23,603	1,924,589
Starbucks Corp.	67,117	2,469,234
Wynn Resorts Ltd.	18,460	2,704,759
Yum! Brands, Inc.	45,816	2,534,541
		9,633,123
Internet & Catalog Retail — 6.0%
Amazon.com, Inc. (a)	17,055	3,354,548
Priceline.com, Inc. (a)	7,101	3,658,364
		7,012,912
Internet Software & Services — 4.6%
Baidu.com, Inc. — ADR (a)	34,902	4,736,550
Youku.com, Inc. — ADR (a)	15,410	651,381
		5,387,931
Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc. (a)	48,494	2,418,396
Machinery — 5.4%
Cummins, Inc.	13,340	1,403,901
Danaher Corp.	44,564	2,430,075
Eaton Corp.	49,213	2,542,836
		6,376,812
Media — 2.9%
Time Warner, Inc.	94,021	3,425,185

Common Stocks	Shares	Value
Metals & Mining — 1.6%
Freeport-McMoRan Copper & Gold, Inc., Class B	36,666	$1,893,432
Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	33,601	2,671,952
Continental Resources, Inc. (a)	17,338	1,148,122
EOG Resources, Inc.	23,725	2,589,346
Occidental Petroleum Corp.	21,673	2,337,433
		8,746,853
Personal Products — 1.5%
The Estée Lauder Cos., Inc., Class A	16,970	1,739,595
Road & Rail — 3.3%
Union Pacific Corp.	36,745	3,857,123
Software — 5.3%
Oracle Corp.	143,395	4,906,977
Salesforce.com, Inc. (a)	8,976	1,366,686
		6,273,663
Specialty Retail — 5.0%
TJX Cos., Inc.	64,206	3,404,202
Tiffany & Co.	33,144	2,507,675
		5,911,877
Textiles, Apparel & Luxury Goods — 5.1%
Cie Financiere Richemont SA — ADR	420,674	2,734,381
Nike, Inc., Class B	37,826	3,194,406
		5,928,787
Transportation Infrastructure — 1.4%
Hutchison Port Holdings Trust (a)	1,766,000	1,660,040
Total Common Stocks — 96.7%		113,458,734

Preferred Stocks
Commercial Banks — 0.4%
Wells Fargo & Co., Series J, 8.00%	17,400	501,816
Total Preferred Stocks — 0.4%		501,816
Total Long-Term Investments (Cost — $80,931,105) — 97.1%		113,960,550

Short-Term Securities	Par (000)
United States — 2.1%
Time Deposits — 2.1%
Brown Brothers Harriman & Co., 0.03%, 6/01/11	$2,421	2,420,860
Total Short-Term Securities (Cost — $2,420,860) — 2.1%		2,420,860
Total Investments (Cost — $83,351,965*) — 99.2%		116,381,410
Other Assets Less Liabilities — 0.8%		957,580
Net Assets — 100.0%		$117,338,990

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,747,176
Gross unrealized appreciation	$32,274,333
Gross unrealized depreciation	(640,099)
Net unrealized appreciation	$31,634,234

(a)	Non-income producing security.

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (concluded)	Marsico Growth FDP Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$113,960,550	—	—	$113,960,550
Short-Term Securities	—	$2,420,860	—	2,420,860
Total	$113,960,550	$2,420,860	—	$116,381,410

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	21

Schedule of Investments May 31, 2011	Van Kampen Value FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
Honeywell International, Inc.	25,036	$1,490,894
Textron, Inc.	31,312	716,418
		2,207,312
Automobiles — 1.1%
General Motors Co. (a)	38,266	1,217,242
Beverages — 1.6%
The Coca-Cola Co.	18,817	1,257,164
PepsiCo, Inc.	7,653	544,281
		1,801,445
Capital Markets — 4.4%
The Bank of New York Mellon Corp.	77,501	2,178,553
The Goldman Sachs Group, Inc.	8,186	1,152,016
Morgan Stanley	49,836	1,204,038
State Street Corp.	12,006	549,514
		5,084,121
Commercial Banks — 2.1%
The PNC Financial Services Group, Inc. (b)	500	31,210
U.S. Bancorp	30,491	780,570
Wells Fargo & Co.	57,576	1,633,431
		2,445,211
Communications Equipment — 0.7%
Cisco Systems, Inc.	49,865	837,732
Computers & Peripherals — 3.3%
Dell, Inc. (a)	84,991	1,366,655
Hewlett-Packard Co.	63,429	2,370,976
		3,737,631
Diversified Financial Services — 6.4%
Bank of America Corp.	144,033	1,692,388
Citigroup, Inc.	54,892	2,258,793
JPMorgan Chase & Co.	78,703	3,403,118
		7,354,299
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	51,047	1,611,043
Verizon Communications, Inc.	43,957	1,623,332
		3,234,375
Electric Utilities — 2.6%
American Electric Power Co., Inc.	13,573	518,488
FirstEnergy Corp.	22,371	998,194
PPL Corp.	52,235	1,472,505
		2,989,187
Electrical Equipment — 0.8%
Emerson Electric Co.	15,836	863,854
Energy Equipment & Services — 4.9%
Halliburton Co.	66,532	3,336,580
Noble Corp.	15,832	662,886
Weatherford International Ltd. (a)	78,269	1,547,378
		5,546,844
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	50,352	1,948,119
Wal-Mart Stores, Inc.	21,811	1,204,403
		3,152,522
Food Products — 4.5%
Kraft Foods, Inc.	84,097	2,940,872
Unilever NV — ADR	68,096	2,224,016
		5,164,888

Common Stocks	Shares	Value
Health Care Providers & Services — 4.1%
Cardinal Health, Inc.	30,841	$1,400,798
UnitedHealth Group, Inc.	45,968	2,250,134
WellPoint, Inc.	12,885	1,007,220
		4,658,152
Household Products — 0.4%
The Procter & Gamble Co.	6,116	409,772
IT Services — 0.7%
Accenture Plc	6,428	368,903
The Western Union Co.	18,516	380,689
		749,592
Industrial Conglomerates — 1.5%
General Electric Co.	83,505	1,640,038
Tyco International Ltd.	1,145	56,506
		1,696,544
Insurance — 4.8%
Aflac, Inc.	8,834	422,177
The Allstate Corp.	46,557	1,460,959
Chubb Corp.	22,528	1,477,611
MetLife, Inc.	35,409	1,561,537
The Travelers Cos., Inc.	8,741	542,641
		5,464,925
Internet Software & Services — 3.5%
eBay, Inc. (a)	67,687	2,109,804
Yahoo! Inc. (a)	112,291	1,858,416
		3,968,220
Machinery — 1.7%
Ingersoll-Rand Plc	39,438	1,967,956
Media — 12.2%
Comcast Corp., Class A	173,081	4,368,565
DIRECTV, Class A (a)	17,003	854,571
News Corp., Class B	93,348	1,760,543
Time Warner, Inc.	46,219	1,683,758
Time Warner Cable, Inc.	27,852	2,150,731
Viacom, Inc., Class B	61,941	3,122,446
		13,940,614
Metals & Mining — 1.4%
Alcoa, Inc.	98,399	1,654,087
Multi-Utilities — 0.2%
Sempra Energy	4,134	228,073
Multiline Retail — 1.0%
Macy’s, Inc.	15,636	451,568
Target Corp.	14,395	712,984
		1,164,552
Oil, Gas & Consumable Fuels — 6.8%
BP Plc — ADR	33,535	1,550,658
Chevron Corp.	25,769	2,703,426
ConocoPhillips	6,409	469,267
Royal Dutch Shell Plc — ADR	29,844	2,131,757
Total SA — ADR	14,985	862,986
		7,718,094
Paper & Forest Products — 3.0%
International Paper Co.	109,402	3,415,531
Personal Products — 0.5%
Avon Products, Inc.	18,678	554,923

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (concluded)	Van Kampen Value FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals — 9.3%
Abbott Laboratories	15,381	$803,657
Bristol-Myers Squibb Co.	86,920	2,499,819
GlaxoSmithKline Plc — ADR	29,178	1,268,076
Merck & Co., Inc.	58,069	2,134,036
Pfizer, Inc.	141,142	3,027,496
Roche Holding AG — ADR	20,651	906,992
		10,640,076
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	32,014	720,635
KLA-Tencor Corp.	9,965	429,492
		1,150,127
Software — 2.0%
Microsoft Corp.	90,123	2,253,976
Specialty Retail — 2.1%
Home Depot, Inc.	18,355	665,919
Lowe’s Cos., Inc.	42,392	1,023,343
Staples, Inc.	45,422	763,998
		2,453,260
Wireless Telecommunication Services — 1.0%
Vodafone Group Plc — ADR	39,146	1,097,263
Total Long-Term Investments (Cost — $89,995,505) — 97.1%		110,822,400

Short-Term Securities	Par (000)	Value
Time Deposits — 2.9%
United States — 2.9%
Citibank, London, 0.03%, 6/01/11	$3,317	$3,317,220
Total Short-Term Securities (Cost — $3,317,220) — 2.9%		3,317,220
Total Investments (Cost — $93,312,725*) — 100.0%		114,139,620
Liabilities in Excess of Other Assets — 0.0%		(17,203)
Net Assets — 100.0%		$114,122,417

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$95,020,726
Gross unrealized appreciation	$22,531,929
Gross unrealized depreciation	(3,413,035)
Net unrealized appreciation	$19,118,894

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2010	Shares Purchased	Shares Sold	Shares Held at May 31, 2011	Value at May 31, 2011	Realized Gain (Loss)	Income
The PNC Financial Services Group, Inc.	500	—	—	500	$31,210	—	$325

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$110,822,400	—	—	$110,822,400
Short-Term Securities	—	$3,317,220	—	3,317,220
Total	$110,822,400	$3,317,220	—	$114,139,620

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	23

Schedule of Investments May 31, 2011	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)		Value
Ameriquest Mortgage Securities, Inc., Series 2005-R9, Class A2B, 0.42%, 11/25/35	USD	314	$301,121
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.69%, 2/25/35		274	236,488
Chase Issuance Trust, Series 2007-A9, Class A9, 0.23%, 6/16/14		2,200	2,197,232
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF6, 4.49%, 10/25/33		409	405,649
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4, 5.21%, 3/25/34		700	442,940
Morgan Stanley Capital, Inc., Series 2003-HE1, Class M1, 1.39%, 5/25/33		354	297,800
Residential Asset Securities Corp., Series 2005-AHL2, Class A2, 0.45%, 10/25/35		155	148,053
Securitized Asset-Backed Receivables LLC Trust, Series 2006-FR2, Class A2, 0.34%, 3/25/36		415	385,506
Structured Asset Securities Corp., Series 2005-SC1, Class 1A1, 0.46%, 5/25/31 (b)		466	244,235
Total Asset-Backed Securities — 2.7%			4,659,024

Common Stocks (c)	Shares
Automobiles — 0.0%
General Motors Co.	632	20,104
Media — 0.0%
Charter Communications, Inc.	532	30,053
Dex One Corp.	2,135	4,996
		35,049
Total Common Stocks — 0.0%		55,153

Corporate Bonds	Par (000)
Biotechnology — 0.1%
Gilead Sciences, Inc., 4.50%, 4/01/21	USD	200	203,811
Capital Markets — 2.0%
Credit Suisse:
2.20%, 1/14/14		500	508,835
4.38%, 8/05/20		500	507,234
The Goldman Sachs Group, Inc., 6.75%, 10/01/37		500	502,394
KKR Group Finance Co., 6.38%, 9/29/20 (b)		200	213,363
Lazard Group LLC, 6.85%, 6/15/17		500	559,352
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	797,693
Morgan Stanley:
6.00%, 4/28/15		300	332,905
5.50%, 1/26/20		100	102,832
			3,524,608
Chemicals — 0.2%
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)		100	102,875
RPM International, Inc., 6.25%, 12/15/13		50	55,402
RPM United Kingdom G.P., 6.70%, 11/01/15 (b)		200	220,440
			378,717
Commercial Banks — 2.2%
Banco do Brasil SA, 5.88%, 1/26/22 (b)		1,000	981,200
CIT Group, Inc., 7.00%, 5/01/17		200	200,750
Discover Bank, 8.70%, 11/18/19		400	499,064

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)	USD	200	$199,500
HSBC Holdings Plc, 6.50%, 9/15/37		400	427,734
HSBK Europe BV, 7.25%, 5/03/17		400	415,000
Regions Financial Corp., 7.75%, 11/10/14		200	219,260
Royal Bank of Scotland Group Plc, 6.40%, 10/21/19		500	529,175
SVB Financial Group, 5.38%, 9/15/20		300	303,802
			3,775,485
Commercial Services & Supplies — 0.1%
Diversey Holdings, Inc., 10.50%, 5/15/20		105	115,486
Construction Materials — 0.1%
Cemex, SAB de C.V. (b)(d):
3.25%, 3/09/16		125	124,844
3.75%, 3/09/18		125	125,000
			249,844
Consumer Finance — 0.7%
American Express Credit Corp., 5.38%, 10/01/14	GBP	400	700,663
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	USD	150	148,733
8.13%, 1/15/20		100	117,438
HSBC Finance Corp., 6.68%, 1/15/21 (b)		300	321,374
			1,288,208
Diversified Financial Services — 1.6%
Ally Financial, Inc.:
6.88%, 8/28/12		200	209,000
8.00%, 12/31/18		50	54,875
Citigroup, Inc., 5.00%, 9/15/14		400	424,875
General Electric Capital Corp., Series G, 6.00%, 8/07/19		500	560,005
JPMorgan Chase & Co.:
1.07%, 1/24/14 (a)		500	502,383
4.25%, 10/15/20		700	688,614
Moody’s Corp., 5.50%, 9/01/20		400	419,153
			2,858,905
Diversified Telecommunication Services — 0.8%
Frontier Communications Corp.:
8.25%, 4/15/17		100	109,750
8.50%, 4/15/20		100	109,625
Telecom Italia Capital SA:
4.95%, 9/30/14		250	264,698
7.00%, 6/04/18		500	560,009
Verizon New York, Inc.:
Series A, 6.88%, 4/01/12		300	315,221
Series B, 7.38%, 4/01/32		100	118,131
			1,477,434
Electric Utilities — 0.1%
Georgia Power Co., 5.40%, 6/01/40		100	102,886
Energy Equipment & Services — 0.4%
Weatherford International Ltd., 7.00%, 3/15/38		600	676,781
Food & Staples Retailing — 0.8%
CVS Caremark Corp., 5.75%, 6/01/17		300	340,700
The Kroger Co., 6.15%, 1/15/20		500	585,228
Rite Aid Corp.:
9.75%, 6/12/16		100	111,750
8.00%, 8/15/20		100	107,625
Woolworths Ltd., 4.00%, 9/22/20 (b)		300	299,063
			1,444,366

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 1.5%
Bunge Ltd. Finance Corp.:
5.88%, 5/15/13	USD	300	$323,091
5.10%, 7/15/15		400	429,406
Corn Products International, Inc., 4.63%, 11/01/20		300	306,305
Dean Foods Co., 9.75%, 12/15/18 (b)		100	107,750
Kraft Foods, Inc., 5.38%, 2/10/20		800	875,696
Pinnacle Foods Finance LLC, 8.25%, 9/01/17		100	106,125
Sigma Alimentos, SA de C.V., 5.63%, 4/14/18 (b)		200	203,750
Wm. Wrigley Jr. Co., 3.05%, 6/28/13 (b)		200	204,539
			2,556,662
Health Care Providers & Services — 1.4%
Coventry Health Care, Inc., 6.30%, 8/15/14		750	807,835
McKesson Corp., 4.75%, 3/01/21		600	630,540
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	961,272
			2,399,647
Hotels, Restaurants & Leisure — 0.3%
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		300	337,500
MGM Mirage, 6.63%, 7/15/15		100	97,875
Station Casinos, Inc. (c)(e):
6.88%, 3/01/16		150	15
7.75%, 8/15/16		100	10
			435,400
IT Services — 0.2%
VeriFone Holdings, Inc., 1.38%, 6/15/12 (b)(d)		285	351,619
Independent Power Producers & Energy Traders — 0.1%
Texas Competitive Electric Holdings Co. LLC:
10.25%, 11/01/15		100	63,750
11.50%, 10/01/20 (b)		100	101,250
15.00%, 4/01/21 (b)		100	87,000
			252,000
Industrial Conglomerates — 0.0%
Hutchison Whampoa International (03/33), Ltd., 7.45%, 11/24/33 (b)		50	62,822
Insurance — 0.4%
Aflac, Inc., 8.50%, 5/15/19		100	124,028
PRICOA Global Funding I, 5.45%, 6/11/14 (b)		300	329,274
Willis Group Holdings Plc, 5.75%, 3/15/21		200	207,557
			660,859
Media — 1.5%
Clear Channel Communications Inc., 9.00%, 3/01/21 (b)		200	200,500
DIRECTV Holdings LLC, 4.60%, 2/15/21		200	202,330
Intelsat Bermuda Ltd., 11.25%, 6/15/16		50	53,000
Myriad International Holding BV, 6.38%, 7/28/17 (b)		100	108,410
News America, Inc., 7.25%, 5/18/18		400	487,109
Time Warner, Inc., 6.10%, 7/15/40		200	205,913
Time Warner Cable, Inc., 6.75%, 7/01/18		700	813,867
Viacom, Inc., 3.50%, 4/01/17		500	509,824
			2,580,953
Metals & Mining — 0.9%
Cliffs Natural Resources, Inc., 4.80%, 10/01/20		200	204,212
Rio Tinto Finance USA Ltd., 4.13%, 5/20/21		1,000	1,002,800
Teck Resources Ltd., 4.50%, 1/15/21		300	308,964
			1,515,976

Corporate Bonds	Par (000)		Value
Multi-Utilities — 0.7%
CenterPoint Energy, Inc., 6.50%, 5/01/18	USD	300	$345,861
CenterPoint Energy Resources Corp., 6.13%, 11/01/17		200	230,057
Dominion Resources, Inc., 6.40%, 6/15/18		600	701,530
			1,277,448
Oil, Gas & Consumable Fuels — 3.2%
CNPC HK Overseas Capital, Ltd., 5.95%, 4/28/41 (b)		200	201,215
Canadian Natural Resources Ltd., 5.90%, 2/01/18		500	576,821
Chesapeake Energy Corp., 6.63%, 8/15/20		200	210,250
ENI SpA, 4.15%, 10/01/20 (b)		300	294,973
Enogex LLC, 6.25%, 3/15/20 (b)		400	444,162
Enterprise Products Operating LLC:
5.20%, 9/01/20		100	106,720
7.03%, 1/15/68 (a)		200	211,000
Gaz Capital for Gazprom, 6.21%, 11/22/16 (b)		500	543,750
Petroleos de Venezuela SA, 7.71%, 7/10/11 (f)		1,300	1,288,300
SandRidge Energy, Inc., 8.75%, 1/15/20		100	108,750
Valero Energy Corp., 9.38%, 3/15/19		800	1,048,890
Woodside Finance Ltd., 4.50%, 11/10/14 (b)		600	649,252
			5,684,083
Paper & Forest Products — 0.1%
NewPage Corp., 11.38%, 12/31/14		100	96,500
Real Estate Investment Trusts (REITs) — 0.8%
Boston Properties LP, 5.63%, 11/15/20		100	110,267
ERP Operating LP, 5.75%, 6/15/17		500	563,503
HCP, Inc., 6.70%, 1/30/18		500	571,463
KimCo Realty Corp., 6.88%, 10/01/19		200	234,591
			1,479,824
Real Estate Management & Development — 0.1%
Forest City Enterprises, Inc., 7.63%, 6/01/15		100	97,250
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., 10.75%, 8/01/20 (b)		200	230,000
Tobacco — 0.6%
Altria Group, Inc., 9.70%, 11/10/18		500	667,731
Reynolds American, Inc., 7.63%, 6/01/16		350	423,092
			1,090,823
Transportation Infrastructure — 0.2%
DP World Ltd., 6.85%, 7/02/37 (b)		380	369,075
Wireless Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (b)		100	101,250
Total Corporate Bonds — 21.3%			37,338,722

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.1%
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17	247	247,638
Building Products — 0.1%
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16	162	162,988

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)			Value
Chemicals — 0.4%
American Rock Salt Holdings LLC, Term Loan, 1.00%, 4/19/17	USD	139		$140,241
Nalco Co.:
Term Loan B1, 4.50%, 10/05/17		272		273,460
Term Loan C1, 1.94%, 5/13/16		57		56,541
Rockwood Specialties Group, Inc., Term Loan B, 3.75%, 2/09/18		307		308,991
				779,233
Commercial Services & Supplies — 0.3%
ARAMARK Corp.:
Extended Synthetic Letter of Credit Facility, 2.12%, 1/26/14		—	(g)	121
Extended Term Loan B, 3.56%, 7/26/16		213		212,944
Line of Credit, 3.44%, 7/26/16		14		14,004
Term Loan B, 1.97%, 1/26/14		2		1,504
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan B, 1.00%, 5/19/17		149		149,347
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B Dollar Term Loan, 4.00%, 11/24/15		182		182,782
				560,702
Consumer Finance — 0.0%
MoneyGram Payment Systems, Term Loan B, 1.00%, 11/17/17		64		64,333
Containers & Packaging — 0.1%
Graham Packaging Co., LP, Term Loan C, 6.75%, 4/05/14		71		70,760
Rock-Tenn Co., Term Loan B, 1.00%, 3/28/18		61		61,276
				132,036
Diversified Consumer Services — 0.3%
Visant Corp., Term Loan B, 5.25%, 12/22/16		519		518,378
Diversified Financial Services — 0.2%
MSCI, Inc., Term Loan B, 3.75%, 4/01/18		114		114,728
Reynolds Group Holdings, Inc., Term Loan E, 4.25%, 2/09/18		114		113,517
TransUnion LLC, Term Loan, 4.75%, 2/12/18		199		200,102
				428,347
Food & Staples Retailing — 0.3%
SUPERVALU, Inc., Term Loan B2, 3.51%, 10/05/15		465		460,102
Food Products — 0.2%
Dean Foods Co., 2016 Tranche B Term Loan, 3.56%, 4/02/16		42		41,552
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		257		257,109
Michaels Foods Group, Inc., Term Loan B, 4.25%, 2/23/18		26		26,195
				324,856
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc.:
Delayed Draw Term Loan, 3.44%, 4/24/15		305		304,565
Parent Term Loan, 3.51%, 4/24/15		74		74,042
				378,607
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc., Extended Term Loan, 3.69%, 1/25/17		443		431,432
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		240		241,379
HCA, Inc., Tranche B-2 Term Loan, 3.55%, 3/31/17		294		292,405
Universal Heath Services, Tranche B Term Loan, 4.00%, 11/15/16		485		486,798
				1,452,014

Floating Rate Loan Interests (a)	Par (000)		Value
Hotels, Restaurants & Leisure — 0.4%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18	USD	144	$144,698
Burger King Holdings, Inc., Tranche B Term Loan, 6.25%, 10/19/16		467	465,415
DineEquity, Inc., Term Facility, 4.25%, 10/19/17		103	103,500
			713,613
Household Durables — 0.0%
Jarden Corp., Term Loan B, 3.24%, 1/31/17		38	38,081
IT Services — 0.2%
Fidelity National Information Services, Inc., Term Loan B, 5.25%, 7/18/16		136	136,940
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B US Term Loan, 3.86%, 2/28/16		130	130,004
			266,944
Machinery — 0.2%
RBS Global, Inc. (Rexnord):
Incremental Tranche B-2, 2.75%, 7/19/13		2	1,587
Tranche B-1, Term Loan, 2.50%, 7/19/13		364	361,385
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		148	148,426
			511,398
Media — 0.5%
CSC Holdings, Inc. (Cablevision):
Incremental Term Loan B-2, 2.06%, 3/29/16		59	59,401
Incremental Term Loan B-3, 2.06%, 3/29/16		55	54,696
Intelsat Jackson Holdings S. A. (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		476	479,003
Interactive Data Corp., Term Loan, 4.75%, 2/12/18		117	117,051
UPC Financing Partnership, Facility Term Loan T, 3.76%, 12/30/16		82	81,995
Weather Channel, Term Loan B, 4.25%, 2/13/17		46	46,380
			838,526
Metals & Mining — 0.1%
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		118	117,762
Multiline Retail — 0.1%
Dollar General Corp., Tranche B-1 Term Loan, 2.94%, 7/07/14		110	109,258
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, Term Loan C, 3.55%, 12/23/14		55	54,759
Pharmaceuticals — 0.1%
Warner Chilcott Co. LLC:
Term Loan B-1, 4.25%, 3/15/18		113	112,787
Term Loan B-2, 4.25%, 3/15/18		56	56,393
Term Loan B-3, 4.25%, 3/15/18		77	77,541
			246,721
Road & Rail — 0.2%
The Hertz Corp.:
Synthetic Letter of Credit, 3.75%, 3/09/18		82	80,300
Term Loan B, 3.75%, 3/09/18		200	199,999
			280,299
Total Floating Rate Loan Interests — 4.9%			8,686,595

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)			Value
Argentina Bonos, 0.47%, 8/03/12 (a)	USD	90		$87,235
Australia Government Bond, Series 123, 5.75%, 4/15/12	AUD	970		1,044,065
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/17	BRL	2,800	(h)	1,605,621
Export-Import Bank of Korea, 8.13%, 1/21/14	USD	195		224,097
Hungary Government International Bond, 3.88%, 2/24/20	EUR	40		49,557
Israel Government Bond, 4.00%, 3/30/12	ILS	215		63,236
Korea Treasury Bond:
Series 1112, 4.75%, 12/10/11	KRW	647,310		604,271
Series 1206, 4.00%, 6/10/12		2,877,500		2,679,567
Series 1209, 5.25%, 9/10/12		340,000		321,844
Series 1212, 4.25%, 12/10/12		660,000		618,056
Series 1303, 5.25%, 3/10/13		9,900		9,437
Lithuania Government International Bond (b):
6.75%, 1/15/15	USD	130		144,941
7.38%, 2/11/20		310		362,774
Malaysia Government Bond:
Series 1/01, 3.83%, 9/28/11	MYR	3,870		1,291,489
Series 0309, 2.71%, 2/14/12		40		13,290
Series 5/06, 3.72%, 6/15/12		125		41,855
Series 0109, 2.51%, 8/27/12		680		224,562
Series 2/03, 4.24%, 2/07/18		2,250		766,221
Mexican Bonos:
Series M, 9.00%, 6/20/13	MXN	2,490	(i)	230,925
Series M 20, 10.00%, 12/05/24		7,500	(i)	812,035
Series MI 10, 8.00%, 12/19/13		1,820	(i)	166,789
New South Wales Treasury Corp.:
Series 12, 6.00%, 5/01/12	AUD	1,700		1,832,491
Series 17RG, 5.50%, 3/01/17		425		456,851
Series 813, 5.50%, 8/01/13		90		96,998
Peru Government Bond, 7.84%, 8/12/20 (j)	PEN	615		240,346
Philippine Government Bond:
Series 3-19, 5.25%, 1/07/13	PHP	2,510		59,317
Series 5-65, 5.75%, 2/21/12		1,390		32,833
Series 7-43, 8.75%, 3/03/13		4,850		120,946
Series R3-7, 5.25%, 9/24/12		460		10,893
Poland Government Bond:
Series 0113, 4.85%, 1/25/13 (f)	PLN	770		259,347
Series 0412, 4.75%, 4/25/12		2,765		1,008,746
Series 0414, 5.75%, 4/25/14		1,810		668,829
Series 1013, 5.00%, 10/24/13		305		111,041
Poland Government International Bond, 6.38%, 7/15/19	USD	340		387,538
Queensland Treasury Corp.:
6.00%, 8/21/13	AUD	190		206,544
Series 13, 6.00%, 8/14/13		70		76,366
Series 17, 6.00%, 9/14/17		145		159,873
Republic of Ghana, 8.50%, 10/04/17 (b)	USD	100		111,750
Republic of Hungary:
3.50%, 7/18/16		20		26,543
4.38%, 7/04/17		45		60,285
5.75%, 6/11/18		95		135,839
6.25%, 1/29/20		150		158,625
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		537		632,656
Russian Government International Bond, 7.50%, 3/31/30 (b)		311		365,849
Socialist Republic of Vietnam, 6.75%, 1/29/20 (b)		320		334,400
South Africa Government International Bond, 5.88%, 5/30/22		700		776,125
Sweden Government Bond, 5.50%, 10/08/12	SEK	8,750		1,478,360

Foreign Agency Obligations	Par (000)		Value
Ukraine Government International Bond, 7.95%, 2/23/21 (b)	USD	200	$206,000
United Kingdom Gilt:
9.00%, 7/12/11	GBP	30	49,843
3.25%, 12/07/11		151	252,028
5.00%, 3/07/12		637	1,083,368
Venezuela Government International Bond, 10.75%, 9/19/13	USD	80	79,600
Western Australia Treasury Corp.:
Series 12, 5.50%, 7/17/12	AUD	205	220,134
Series 13, 8.00%, 6/15/13		110	124,230
Total Foreign Agency Obligations — 13.2%			23,186,461

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Bear Stearns Alt-A Trust, Series 2004-13, Class A2, 1.07%, 11/25/34 (a)	USD	148	109,221
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J8, Class 3A3, 5.50%, 12/25/34		102	102,190
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.46%, 10/25/35 (a)		264	195,221
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 2.76%, 11/25/34 (a)		278	270,882
Series 2007-3, Class 3A1, 5.50%, 4/25/37		274	284,464
			961,978
Commercial Mortgage-Backed Securities — 3.3%
Banc of America Commercial Mortgage, Inc., Class AM, Series 2006-4, 5.68%, 7/10/46		500	517,259
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.94%, 11/15/15 (a)(b)		491	461,826
Bear Stearns Commercial Mortgage Securities (a):
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		600	569,187
Series 2006-T24, Class AM, 5.57%, 1 0/12/41		500	516,301
Series 2006-T24, Class B, 5.66%, 10/12/41 (b)		148	121,427
Citigroup Commercial Mortgage Trust (a):
Series 2007-C6, Class AM, 5.70%, 6/10/17		146	150,366
Series 2007-FL3A, Class A1, 0.26%, 4/15/22 (b)		170	166,297
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48		425	371,680
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class A2, 0.36%, 10/15/21 (a)(b)		182	176,422
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		750	577,044
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (a)		539	587,540
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class B, 5.53%, 4/10/37 (a)		350	287,668

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.16%, 12/25/34 (a)	USD	178	$137,718
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.62%, 12/12/44 (a)		400	407,876
Series 2006-CB17, Class AM, 5.46%, 12/12/43		300	304,996
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.27%, 6/15/20 (a)(b)		463	431,069
			5,784,676
Total Non-Agency Mortgage-Backed Securities — 3.8%			6,746,654

Other Interests (k)		Beneficial Interest (000)
Automobiles — 0.0%
General Motors II		7	4,485
Total Other Interests — 0.0%			4,485

Preferred Securities

Capital Trusts	Par (000)
Commercial Banks — 1.3%
Bank of America Corp., Series M, 8.13% (a)(l)		200	214,930
Fifth Third Capital Trust IV, 6.50% (l)		500	496,250
Wachovia Capital Trust III, 5.57% (a)(l)		750	694,125
Wells Fargo Capital XIII, Series GMTN, 7.70% (a)(l)		300	308,250
Wells Fargo Capital XV, 9.75% (a)(l)		550	591,250
			2,304,805
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		100	103,625
Diversified Financial Services — 0.7%
JPMorgan Chase & Co., 7.90% (a)(l)		575	633,288
JPMorgan Chase Capital XXII, 6.45%, 1/15/87		700	721,709
			1,354,997
Insurance — 0.3%
MetLife, Inc., 6.40%, 12/15/66		600	598,036
Total Capital Trusts — 2.5%			4,361,463

Preferred Stocks	Shares
Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.13%		3,800	98,000
Total Preferred Stocks — 0.1%			98,000
Total Preferred Securities — 2.5%			4,459,463

Taxable Municipal Bonds	Par (000)
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	USD	190	199,865
City & County of San Francisco California, GO, Build America Bonds, 5.93%, 6/15/28		265	275,907

Taxable Municipal Bonds		Par (000)	Value
City of Chicago Illinois, Refunding RB, Second Lien, 5.25%, 11/01/38	USD	250	$250,445
City of Tulare California, RB, Build America Bonds (AGM), 8.75%, 11/15/44		125	129,049
County of King Washington, RB, 5.13%, 1/01/41		1,050	1,089,165
Detroit City School District, GO, Qualified School Construction Bonds (Q-SBLF), 6.65%, 5/01/29		800	804,528
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38		50	51,623
Metropolitan Water District of Southern California, RB, Series C, 4.75%, 7/01/36		240	240,098
New York City Industrial Development Agency, 11.00%, 3/01/29 (b)		100	123,418
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43		475	503,533
5.50%, 6/15/43		475	509,974
New York City Transitional Finance Authority, RB, Future Tax Secured, Series C, 5.00%, 11/01/39		1,180	1,215,695
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.50%, 8/01/42		1,255	1,240,141
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38		100	102,646
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/27		555	569,436
San Marcos Public Facilities Authority, Tax Allocation Bonds, Series 2 & 3-C (BHAC), 5.00%, 8/01/38		560	550,967
Southwest Higher Education Authority, RB, Southern Methodist University Project, 5.00%, 10/01/41		1,425	1,441,872
State of California, GO, Refunding:
Various Purpose (NPFGC), 4.50%, 12/01/32		385	346,581
Various Purpose, Series 1 (AGM), 4.75%, 9/01/31		375	363,120
State of California, GO, Various Purpose:
6.00%, 3/01/33		1,000	1,087,810
6.00%, 4/01/38		500	532,705
6.00%, 11/01/39		210	224,570
State of Illinois, GO, 5.88%, 3/01/19		495	520,295
Total Taxable Municipal Bonds — 7.0%			12,373,443

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.5%
Fannie Mae, 5.38%, 6/12/17		1,000	1,169,710
Freddie Mac:
2.88%, 2/09/15		2,000	2,113,644
6.25%, 7/15/32		800	1,004,568
			4,287,922
Collateralized Mortgage Obligations — 1.2%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.44%, 2/25/37 (a)		1,075	1,069,488
Freddie Mac Mortgage-Backed Securities, Series 2643, Class OG, 5.00%, 7/15/32		1,000	1,086,672
			2,156,160

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 23.7%
Fannie Mae Mortgage-Backed Securities:
1.63%, 5/01/33 (a)	USD	14	$14,388
1.86%, 10/01/32 (a)		145	149,055
2.19%, 4/01/35 (a)		21	21,614
2.21%, 4/01/35 (a)		277	286,659
2.73%, 9/01/34 (a)		575	594,917
4.00%, 6/15/41 (m)		3,400	3,423,905
4.50%, 6/15/41 (m)		6,715	6,975,206
5.00%, 8/01/35 – 6/15/41 (m)		8,051	8,573,233
5.50%, 11/01/34 – 3/01/36		4,674	5,107,721
6.00%, 6/01/21 – 6/15/41 (m)		4,730	5,215,086
6.50%, 1/01/36		231	261,503
Freddie Mac Mortgage-Backed Securities:
2.59%, 4/01/32 (a)		91	95,401
2.72%, 11/01/27 (a)		303	314,093
2.85%, 9/01/32 (a)		15	15,225
4.50%, 9/01/20 – 6/15/41 (m)		3,916	4,066,365
5.00%, 7/01/23 – 6/15/41 (m)		3,549	3,775,848
5.50%, 11/01/37		29	31,239
6.00%, 10/01/21 – 6/15/41 (m)		1,766	1,941,394
6.50%, 9/01/38		114	128,304
Ginnie Mae Mortgage-Backed Securities, 6.50%, 12/20/37 – 7/15/38		571	645,261
			41,636,417
Total U.S. Government Sponsored Agency Securities — 27.4%			48,080,499

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.50%, 11/15/26		100	133,094
3.50%, 2/15/39		800	706,750
4.50%, 8/15/39		50	52,500
4.63%, 2/15/40		1,000	1,070,781
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/16		1,126	1,254,999
U.S. Treasury Notes:
0.75%, 5/31/12		4,500	4,523,400
1.75%, 8/15/12		5,000	5,090,235
1.38%, 2/15/13		3,100	3,152,554
2.75%, 10/31/13		2,600	2,735,483
1.75%, 3/31/14		3,300	3,394,875
1.88%, 4/30/14		1,100	1,135,407
2.25%, 1/31/15		3,500	3,647,382
2.13%, 5/31/15		1,500	1,552,500
1.75%, 7/31/15		500	509,065
4.25%, 8/15/15		500	560,313
3.13%, 10/31/16		3,400	3,627,905
4.25%, 11/15/17		2,900	3,265,673
2.75%, 2/15/19		900	913,289
Total U.S. Treasury Obligations — 21.3%			37,326,205

Warrants (n)		Shares
Automobiles — 0.0%
General Motors Co. (Expires 7/10/16) (c)		574	13,024
General Motors Co. (Expires 7/10/19) (c)		574	9,569
			22,593
Total Warrants — 0.0%			22,593
Total Long-Term Investments (Cost — $173,713,676) — 104.1%			182,939,297

Short-Term Securities	Par (000)		Value
Foreign Agency Obligations
Israel — 0.7%
Israel Treasury Bill — Makam (o):
Series 0112, 2.34%, 1/04/12	ILS	235	$67,459
Series 0212, 2.89%, 2/01/12		900	256,440
Series 0252, 3.00%, 2/29/12		420	118,987
Series 0412, 3.06%, 4/04/12		1,780	504,138
Series 0512, 3.23%, 5/02/12		290	81,945
Series 0711, 2.12%, 7/06/11		399	115,975
Series 0811, 2.21%, 8/03/11		173	50,159
Series 1011, 2.23%, 10/05/11		193	55,729
Series 1111, 2.29%, 11/02/11		90	25,944
Series 1211, 2.28%, 12/07/11		80	23,013
			1,299,789
Malaysia — 0.3%
Bank Negara Malaysia Monetary Notes (o):
2.78%, 11/03/11	MYR	30	9,849
Series 0511, 2.75%, 8/23/11		25	8,253
Series 0611, 2.75%, 12/01/11		90	29,491
Series 0811, 2.74%, 2/09/12		120	38,996
Series 0911, 2.75%, 2/21/12		30	9,771
Series 1011, 2.75%, 10/04/11		50	16,455
Series 1311, 2.75%, 10/11/11		140	45,987
Series 1611, 2.71%, 3/29/12		25	8,106
Series 4310, 2.80%, 7/19/11		90	29,786
Series 4610, 2.74%, 7/28/11		475	157,099
Series 5510, 2.82%, 9/29/11		60	19,749
Series 7110, 2.03%, 8/25/11		70	23,143
Series 7410, 2.75%, 12/15/11		35	11,457
Series 7810, 2.75%, 10/25/11		40	13,143
Series 7910, 2.75%, 9/15/11		15	4,943
Malaysia Treasury Bill (o):
2.74%, 6/24/11		10	3,316
2.75%, 9/15/11		10	3,296
2.79%, 9/30/11		10	3,290
2.75%, 2/24/12		10	3,256
2.79%, 3/23/12		10	3,244
Series 182, 2.74%, 7/08/11		20	6,625
Series 186, 2.75%, 9/06/11		10	3,298
Series 364, 2.80%, 7/01/11		10	3,314
			455,867
Norway — 1.7%
Norway Treasury Bill (f):
2.07%, 6/15/11	NOK	6,500	1,206,181
2.18%, 6/15/11		9,230	1,712,704
			2,918,885
Philippines — 0.0%
Philippines Treasury Bill (o):
1.26%, 7/13/11	PHP	420	9,695
1.67%, 1/11/12		920	21,053
2.22%, 3/21/12		2,300	52,237
			82,985
Sweden — 0.8%
Sweden Treasury Bill, 1.94%, 9/21/11 (o)	SEK	8,865,000	1,428,006
United Kingdom — 0.1%
United Kingdom Treasury Bill (o):
0.58%, 8/01/11	GBP	37	60,806
0.64%, 8/08/11		20	32,861
			93,667
Total Foreign Agency Obligations — 3.6%			6,279,199

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value
United States — 0.1%
U.S. Treasury Bills (o)(p)	USD	120,000	$119,986
Total U.S. Treasury Obligations — 0.1%			119,986

Time Deposits
Australia — 0.0%
Brown Brothers Harriman & Co., 3.64%, 6/01/11	AUD	13	13,598
Europe — 0.1%
Citibank London, 0.19%, 6/01/11	EUR	55	78,561
Sweden — 0.0%
Brown Brothers Harriman & Co., 0.44%, 6/01/11	SEK	20	3,291
United Kingdom — 0.0%
Citibank London, 0.14%, 6/01/11	GBP	14	23,356
United States — 8.1%
Citibank London, 0.03%, 6/01/11	USD	14,231	14,231,183
Total Time Deposits — 8.2%			14,349,989
Total Short-Term Securities (Cost — $20,358,429) — 11.9%			20,749,174
Total Investments Before TBA Sale Commitments (Cost — $194,072,105) — 116.0%			203,688,471

TBA Sale Commitments (l)
Ginnie Mae Mortgage-Backed Securities, 4.00%, 6/15/26		3,400	(3,484,470)
Total TBA Sale Commitments (Proceeds — $3,395,219) — (2.0)%			(3,484,470)
Total Investments (Cost — $190,676,886*) — 114.0%			200,204,001
Liabilities in Excess of Other Assets — (14.0)%			(24,668,867)
Net Assets — 100.0%			$175,535,134

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$194,098,007
Gross unrealized appreciation	$10,746,142
Gross unrealized depreciation	(1,155,678)
Net unrealized appreciation	$9,590,464

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date. (g) Amount is less than $1,000.

(h)	Security trades in units with each unit equal to a par amount of BRL 1,000.

(i)	Security trades in units with each unit equal to a par amount of MXN 100.

(j)	Security trades in units with each unit equal to a par amount of PEN 1,000.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America	$8,514,988	$62,303
Barclays Bank	$7,477,234	$58,827
Greenwich Capital Markets	$1,132,839	$5,955
Nomura Securities International, Inc.	$8,738,703	$63,399
UBS Securities	$(60,565)	$(7,970)

(n)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(p)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of May 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
65	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2011	USD	14,225,006	$22,181
37	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2011	USD	4,377,944	30,259
Total						$52,440

•	Credit default swaps on traded indexes — buy protection outstanding as of May 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Index Series 15	5.00%	Barclays Bank Plc — London	12/20/15	USD	2,000	$(91,550)

•	Credit default swaps on traded indexes — sold protection outstanding as of May 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
LCDX North American Index Series 16	2.50%	Barclays Bank Plc — London	6/20/16	B+	USD	500	$(181)

LCDX North American Index Series 16	2.50%	Credit Suisse Securities (USA) LLC	6/20/16	B+	USD	1,200	(434)

LCDX North American Index Series 16	2.50%	Deutsche Bank AG	6/20/16	B+	USD	1,000	259
Total							$(356)

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2011

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	Credit default swaps on single-name issues — sold protection outstanding as of May 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation (Depreciation)
Celanese US Holdings LLC	2.20%	Credit Suisse Securities (USA) LLC	3/20/16	BB–	USD	200	$(1,973)

Cinemark USA, Inc.	2.30%	Credit Suisse Securities (USA) LLC	3/20/16	B	USD	100	(2,401)

HCA, Inc.	1.65%	Barclays Bank Plc	6/20/13	B–	USD	50	(574)

Oshkosh Corp.	2.50%	Credit Suisse Securities (USA) LLC	9/20/11	BB	USD	30	(530)

Regal Cinemas Corp.	2.35%	Credit Suisse Securities (USA) LLC	3/20/16	B–	USD	150	(3,530)

Republic of Indonesia	1.00%	Credit Suisse Securities (USA) LLC	3/20/16	BB+	USD	500	5,644

Republic of Indonesia	1.00%	Deutsche Bank AG	3/20/16	BB+	USD	500	5,751

Republic of Indonesia	1.00%	Morgan Stanley Capital Services Inc.	3/20/16	BB+	USD	700	8,052

Republic of Indonesia	1.00%	UBS AG	3/20/16	BB+	USD	500	5,536

Republic of South Korea	1.00%	UBS AG	3/20/16	A	USD	200	541
Total							$16,516

	[3]	Using S&P’s ratings.

	[4]	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of agreement.

•	Foreign currency exchange contracts as of May 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,425,000	USD	29,987	Deutsche Bank AG	6/01/11	$1,648

USD	31,513	INR	1,425,000	Deutsche Bank AG	6/01/11	(122)

INR	1,646,000	USD	34,197	HSBC Bank USA NA	6/03/11	2,338

INR	1,050,000	USD	21,721	Deutsche Bank AG	6/07/11	1,570

INR	280,000	USD	5,879	HSBC Bank USA NA	6/08/11	331

INR	284,000	USD	5,908	Deutsche Bank AG	6/10/11	389

INR	710,000	USD	14,773	HSBC Bank USA NA	6/13/11	962

INR	711,000	USD	14,915	Deutsche Bank AG	6/16/11	834

INR	648,000	USD	13,611	Deutsche Bank AG	6/20/11	734

Foreign currency exchange contracts as of May 31, 2011 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,227,841	EUR	4,107,000	Deutsche Bank AG	8/30/11	$(669,069)

PHP	52,545,000	USD	1,130,000	JPMorgan Chase Bank NA	9/01/11	76,562

USD	34,030	GBP	21,500	Deutsche Bank AG	10/03/11	(1,280)

INR	41,995,750	USD	904,496	Deutsche Bank AG	10/07/11	9,166

USD	1,596,487	EUR	1,141,000	Deutsche Bank AG	11/09/11	(38,250)

USD	133,694	EUR	98,696	UBS AG	11/17/11	(7,676)

CLP	319,129,600	USD	640,000	Morgan Stanley Capital Services Inc.	2/02/12	28,360

IDR	18,600,000,000	USD	1,936,088	JPMorgan Chase Bank NA	2/06/12	160,113

CLP	88,700,000	USD	179,992	Barclays Bank Plc	2/13/12	5,560

USD	775,028	IDR	6,921,000,000	JPMorgan Chase Bank NA	2/26/12	(3,189)

SGD	152,100	USD	119,231	Deutsche Bank AG	3/19/12	4,159

SGD	174,000	USD	136,368	HSBC Bank USA NA	3/19/12	4,789

SGD	218,000	USD	170,459	JPMorgan Chase Bank NA	3/19/12	6,393

CLP	42,351,250	USD	85,000	JPMorgan Chase Bank NA	3/21/12	3,255

SGD	163,700	USD	127,701	Deutsche Bank AG	3/21/12	5,101

SGD	131,000	USD	102,308	HSBC Bank USA NA	3/21/12	3,966

INR	1,047,000	USD	22,348	Deutsche Bank AG	4/11/12	(166)

INR	2,246,000	USD	48,115	Deutsche Bank AG	4/13/12	(544)

CLP	34,940,000	USD	70,980	Morgan Stanley Capital Services Inc.	4/16/12	1,636

INR	1,508,000	USD	32,222	JPMorgan Chase Bank NA	4/16/12	(296)

INR	1,481,000	USD	31,457	JPMorgan Chase Bank NA	4/18/12	(111)

INR	521,000	USD	11,031	Deutsche Bank AG	4/19/12	(5)

INR	740,000	USD	15,705	JPMorgan Chase Bank NA	4/19/12	(44)

CLP	31,310,000	USD	63,253	Morgan Stanley Capital Services Inc.	4/20/12	1,792

INR	1,052,000	USD	22,340	Deutsche Bank AG	4/26/12	(98)

CLP	31,162,000	USD	63,196	JPMorgan Chase Bank NA	4/27/12	1,495

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	31

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of May 31, 2011 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	894,000	USD	18,960	JPMorgan Chase Bank NA	4/27/12	$(62)

CLP	50,230,000	USD	103,248	Citibank NA	4/30/12	996

INR	745,000	USD	15,817	JPMorgan Chase Bank NA	4/30/12	(75)

INR	13,116,700	USD	279,079	JPMorgan Chase Bank NA	5/04/12	12,112

USD	395,590	EUR	282,000	Deutsche Bank AG	5/16/12	(5,986)

SGD	823,234	USD	664,000	Morgan Stanley Capital Services Inc.	5/18/12	3,939

INR	1,425,000	USD	29,862	Deutsche Bank AG	6/01/12	1,773

USD	33,884	GBP	21,500	Deutsche Bank AG	10/01/12	(1,187)

USD	33,691	GBP	21,500	Deutsche Bank AG	10/01/13	(1,177)

USD	657,119	GBP	421,500	Deutsche Bank AG	10/01/14	(24,626)
Total						$(413,990)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,659,024	—	$4,659,024
Common Stocks	$55,153	—	—	55,153
Corporate Bonds	—	37,338,722	—	37,338,722
Floating Rate Loan Interests	—	8,686,595	—	8,686,595
Foreign Agency Obligations	—	23,099,226	$87,235	23,186,461
Non-Agency Mortgage-Backed Securities	—	6,746,654	—	6,746,654
Other Interests	—	4,485	—	4,485
Capital Trusts	98,000	4,361,463	—	4,459,463
Taxable Municipal Bonds	—	12,373,443	—	12,373,443
U.S. Government Sponsored Agency Securities	—	48,080,499	—	48,080,499
U.S. Treasury Obligations	—	37,326,205	—	37,326,205
Warrants	22,593	—	—	22,593
Short Term Securities:
Foreign Agency Obligations	—	6,279,199	—	6,279,199
U.S. Treasury Obligations	—	119,986	—	119,986
Time Deposits	—	14,349,989	—	14,349,989
Liabilities:
Investments:
TBA Sale Commitments	—	(3,484,470)	—	(3,484,470)
Total	$175,746	$199,941,020	$87,235	$200,204,001

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$52,440	—	—	$52,440
Credit contracts	—	$25,783	—	25,783
Foreign currency exchange contracts	—	339,973	—	339,973
Liabilities:
Credit contracts	—	(101,173)	—	(101,173)
Foreign currency exchange contracts	—	(753,963)	—	(753,963)
Total	$52,440	$(489,380)	—	$(436,940)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instruments.

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2011

Statements of Assets and Liabilities

May 31, 2011	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Assets
Investments at value — unaffiliated[1]	$140,499,923	$116,381,410	$114,108,410	$203,688,471
Investments at value — affiliated[2]	—	—	31,210	—
Unrealized appreciation on swaps	—	—	—	25,783
Unrealized appreciation on foreign currency exchange contracts	330	—	—	339,973
Foreign currency at value[3]	—	—	—	48,910
Dividends receivable	877,983	149,516	295,885	—
Capital shares sold receivable	385,097	310,359	250,628	742,036
Investments sold receivable	400,416	1,782,319	53,845	1,279,774
TBA sales commitments receivable	—	—	—	3,395,219
Interest receivable	—	—	—	1,392,451
Swaps premiums paid	—	—	—	26,561
Swaps receivable	—	—	—	89,968
Margin variation receivable	—	—	—	9,992
Principal paydowns receivable	—	—	—	5,902
Prepaid expenses	13,552	13,247	12,926	10,216
Total assets	142,177,301	118,636,851	114,752,904	211,055,256

Liabilities
Bank overdraft on foreign currency[3]	27,096	10,953	—	—
TBA sale commitments at value[4]	—	—	—	3,484,470
Unrealized depreciation on foreign currency exchange contracts	1,245	—	—	753,963
Unrealized depreciation on swaps	—	—	—	101,173
Investments purchased payable	1,453,456	684,416	68,618	29,881,722
Capital shares redeemed payable	423,606	389,913	363,116	536,663
Investment advisory fees payable	105,254	78,920	68,012	115,373
Service and distribution fees payable	95,295	80,234	79,062	97,440
Other affiliates payable	595	521	495	755
Officer’s and Directors’ fees payable	318	513	297	361
Income dividends payable	—	—	—	381,358
Swaps payable	—	—	—	73,306
Swaps premiums received	—	—	—	51,876
Other accrued expenses payable	120,741	52,391	50,887	31,614
Other liabilities payable	—	—	—	10,048
Total liabilities	2,227,606	1,297,861	630,487	35,520,122
Net Assets	$139,949,695	$117,338,990	$114,122,417	$175,535,134

Net Assets Consist of
Paid-in capital	$151,548,607	$110,389,537	$130,040,864	$172,494,977
Undistributed (accumulated) net investment income (loss)	898,509	—	286,975	1,247,400
Accumulated net realized loss	(40,447,863)	(26,079,988)	(37,032,317)	(7,308,359)
Net unrealized appreciation/depreciation	27,950,442	33,029,441	20,826,895	9,101,116
Net Assets	$139,949,695	$117,338,990	$114,122,417	$175,535,134

[1] Investments at cost — unaffiliated	$112,553,920	$83,351,965	$93,285,332	$194,072,106
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$(27,385)	$(10,957)	—	$48,748
[4] Proceeds from TBA sale commitments	—	—	—	$3,395,219

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	33

Statements of Assets and Liabilities (concluded)

May 31, 2011	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Net Asset Value
Institutional:
Net assets	$3,787,559	$3,430,394	$3,225,840	$3,988,730
Shares outstanding, 100 million shares authorized, $0.10 par value	316,146	270,564	301,853	380,000
Net asset value	$11.98	$12.68	$10.69	$10.50
Investor A:
Net assets	$29,747,249	$24,808,662	$24,215,144	$38,482,369
Shares outstanding, 100 million shares authorized, $0.10 par value	2,494,293	1,984,167	2,283,030	3,665,078
Net asset value	$11.93	$12.50	$10.61	$10.50
Investor B:
Net assets	$1,727,828	$1,545,999	$1,551,037	$2,062,437
Shares outstanding, 100 million shares authorized, $0.10 par value	145,650	129,449	147,293	196,403
Net asset value	$11.86	$11.94	$10.53	$10.50
Investor C:
Net assets	$104,687,059	$87,553,935	$85,130,396	$131,001,598
Shares outstanding, 100 million shares authorized, $0.10 par value	8,889,463	7,321,351	8,130,858	12,476,058
Net asset value	$11.78	$11.96	$10.47	$10.50

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2011

Statements of Operations

Year Ended May 31, 2011	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Investment Income
Dividends — unaffiliated	$3,955,415	$1,429,781	$2,474,492	$2,535
Foreign taxes withheld	(366,677)	(867)	(40,048)	(18,369)
Interest	444	45	42	7,293,526
Dividends — affiliated	—	—	325	—
Total income	3,589,182	1,428,959	2,434,811	7,277,692

Expenses
Investment advisory	1,165,240	886,737	756,319	655,923
Service — Investor A	65,481	56,178	54,821	84,798
Service and distribution — Investor B	18,885	17,327	17,013	17,072
Service and distribution — Investor C	984,428	839,160	818,103	996,506
Transfer agent — Institutional	3,530	3,296	3,169	3,535
Transfer agent — Investor A	29,137	25,366	24,752	36,118
Transfer agent — Investor B	2,845	2,691	2,652	3,246
Transfer agent — Investor C	116,333	100,446	97,825	142,655
Custodian	116,830	10,842	11,896	36,626
Professional	57,129	51,247	49,109	65,469
Registration	45,357	49,048	49,046	55,073
Accounting services	32,822	25,230	24,412	34,991
Printing	31,599	28,248	28,322	41,377
Officer and Directors	19,709	19,596	19,306	20,442
Miscellaneous	30,665	21,295	21,071	80,609
Total expenses	2,719,990	2,136,707	1,977,816	2,274,440
Net investment income (loss)	869,192	(707,748)	456,995	5,003,252

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,902,236	9,678,539	3,160,733	61,953
Financial futures contracts	—	—	—	39,899
Foreign currency transactions	29,327	40	—	455,017
Swaps	—	—	—	(211,884)
	8,931,563	9,678,579	3,160,733	344,985
Net change in unrealized appreciation/depreciation on:
Investments	27,170,015	17,658,794	20,233,160	11,536,752
Financial futures contracts	—	—	—	52,440
Foreign currency transactions	30,922	(4)	—	(414,151)
Swaps	—	—	—	(30,456)
	27,200,937	17,658,790	20,233,160	11,144,585
Total realized and unrealized gain	36,132,500	27,337,369	23,393,893	11,489,570
Net Increase in Net Assets Resulting from Operations	$37,001,692	$26,629,621	$23,850,888	$16,492,822

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	35

Statements of Changes in Net Assets

	MFS Research International FDP Fund		Marsico Growth FDP Fund
	Year Ended May 31,		Year Ended May 31,
Net Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income (loss)	$869,192	$992,957	$(707,748)	$(627,954)
Net realized gain	8,931,563	1,426,459	9,678,579	7,045,377
Net change in unrealized appreciation/depreciation	27,200,937	4,691,123	17,658,790	10,511,784
Net increase in net assets resulting from operations	37,001,692	7,110,539	26,629,621	16,929,207

Dividends to Shareholders From
Net investment income:
Institutional	(41,808)	(39,480)	—	—
Investor A	(323,960)	(312,409)	—	—
Investor B	(6,404)	(7,754)	—	—
Investor C	(588,324)	(518,101)	—	—
Decrease in net assets resulting from dividends to shareholders	(960,496)	(877,744)	—	—

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(6,996,904)	(11,935,653)	(10,880,927)	(10,721,537)

Redemption Fee
Redemption fee	2,889	2,236	—	—

Net Assets
Total increase (decrease) in net assets	29,047,181	(5,700,622)	15,748,694	6,207,670
Beginning of year	110,902,514	116,603,136	101,590,296	95,382,626
End of year	$139,949,695	$110,902,514	$117,338,990	$101,590,296
Undistributed (accumulated) net investment income (loss)	$898,509	$960,486	—	$(3)

	Van Kampen Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		Year Ended May 31,
Net Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$456,995	$275,675	$5,003,252	$5,495,663
Net realized gain (loss)	3,160,733	(3,643,103)	344,985	1,182,716
Net change in unrealized appreciation/depreciation	20,233,160	23,387,930	11,144,585	11,028,700
Net increase in net assets resulting from operations	23,850,888	20,020,502	16,492,822	17,707,079

Dividends to Shareholders From
Net investment income:
Institutional	(15,950)	(17,385)	(118,110)	(115,588)
Investor A	(173,174)	(133,193)	(1,162,251)	(1,210,640)
Investor B	—	(8,458)	(66,701)	(91,007)
Investor C	(256,558)	(335,866)	(3,588,850)	(4,060,157)
Decrease in net assets resulting from dividends to shareholders	(445,682)	(494,902)	(4,935,912)	(5,477,392)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,454,319)	(14,296,926)	6,207,519	9,793,336

Net Assets
Total increase in net assets	14,950,887	5,228,674	17,764,429	22,023,023
Beginning of year	99,171,530	93,942,856	157,770,705	135,747,682
End of year	$114,122,417	$99,171,530	$175,535,134	$157,770,705
Undistributed net investment income	$286,975	$275,662	$1,247,400	$34,942

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2011

Financial Highlights	MFS Research International FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.02	$8.59	$13.86	$14.63	$12.21	$8.97	$8.55	$13.82	$14.59	$12.19
Net investment income[1]	0.17	0.16	0.15	0.21	0.16	0.14	0.14	0.13	0.17	0.12
Net realized and unrealized gain (loss)[2]	2.95	0.42	(5.24)	0.12	2.76	2.95	0.40	(5.23)	0.12	2.75
Net increase (decrease) from investment operations	3.12	0.58	(5.09)	0.33	2.92	3.09	0.54	(5.10)	0.29	2.87
Dividends and distributions from:
Net investment income	(0.16)	(0.15)	(0.12)	(0.08)	(0.11)	(0.13)	(0.12)	(0.11)	(0.06)	(0.10)
Net realized gain	—	—	(0.06)	(1.02)	(0.39)	—	—	(0.06)	(1.00)	(0.37)
Total dividends and distributions	(0.16)	(0.15)	(0.18)	(1.10)	(0.50)	(0.13)	(0.12)	(0.17)	(1.06)	(0.47)
Net asset value, end of year	$11.98	$9.02	$8.59	$13.86	$14.63	$11.93	$8.97	$8.55	$13.82	$14.59

Total Investment Return[3]
Based on net asset value	35.00%[4]	6.76%[4]	(37.06)%[4]	2.66%	24.62%	34.87%[4]	6.40%[4]	(37.24)%[4]	2.42%	24.24%

Ratios to Average Net Assets
Total expenses	1.27%	1.35%	1.43%	1.32%	1.42%	1.52%	1.60%	1.67%	1.56%	1.67%
Net investment income	1.62%	1.67%	1.67%	1.55%	1.22%	1.29%	1.42%	1.43%	1.27%	0.92%

Supplemental Data
Net assets, end of year (000)	$3,788	$2,405	$2,412	$3,571	$2,984	$29,747	$21,502	$22,280	$34,072	$30,747
Portfolio turnover	44%	61%	76%	69%	70%	44%	61%	76%	69%	70%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	37

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.90	$8.45	$13.72	$14.49	$12.11	$8.86	$8.43	$13.69	$14.48	$12.11
Net investment income (loss)[1]	0.04	0.05	0.05	0.05	(0.00)[2]	0.05	0.06	0.05	0.07	0.02
Net realized and unrealized gain (loss)[3]	2.95	0.43	(5.20)	0.14	2.76	2.93	0.42	(5.18)	0.10	2.74
Net increase (decrease) from investment operations	2.99	0.48	(5.15)	0.19	2.76	2.98	0.48	(5.13)	0.17	2.76
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.06)	(0.02)	(0.06)	(0.06)	(0.05)	(0.07)	(0.02)	(0.07)
Net realized gain	—	—	(0.06)	(0.94)	(0.32)	—	—	(0.06)	(0.94)	(0.32)
Total dividends and distributions	(0.03)	(0.03)	(0.12)	(0.96)	(0.38)	(0.06)	(0.05)	(0.13)	(0.96)	(0.39)
Net asset value, end of year	$11.86	$8.90	$8.45	$13.72	$14.49	$11.78	$8.86	$8.43	$13.69	$14.48

Total Investment Return[4]
Based on net asset value	33.71%[5]	5.66%[5]	(37.76)%[5]	1.62%	23.34%	33.81%[5]	5.71%[5]	(37.75)%[5]	1.57%	23.39%

Ratios to Average Net Assets
Total expenses	2.31%	2.39%	2.45%	2.35%	2.46%	2.28%	2.35%	2.43%	2.32%	2.44%
Net investment income (loss)	0.36%	0.53%	0.51%	0.40%	(0.01)%	0.48%	0.66%	0.62%	0.51%	0.18%

Supplemental Data
Net assets, end of year (000)	$1,728	$1,859	$2,581	$5,365	$5,708	$104,687	$85,137	$89,330	$153,414	$135,866
Portfolio turnover	44%	61%	76%	69%	70%	44%	61%	76%	69%	70%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2011

Financial Highlights	Marsico Growth FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.88	$8.29	$12.28	$12.35	$10.70	$9.77	$8.21	$12.20	$12.30	$10.69
Net investment income (loss)[1]	0.02	0.02	0.05	0.03	0.02	(0.01)	(0.00)[2]	0.03	0.00 [3]	(0.01)
Net realized and unrealized gain (loss)	2.78	1.57	(4.04)	(0.10)	1.63	2.74	1.56	(4.02)	(0.10)	1.62
Net increase (decrease) from investment operations	2.80	1.59	(3.99)	(0.07)	1.65	2.73	1.56	(3.99)	(0.10)	1.61
Net asset value, end of year	$12.68	$9.88	$8.29	$12.28	$12.35	$12.50	$9.77	$8.21	$12.20	$12.30

Total Investment Return[4]
Based on net asset value	28.34%	19.18%	(32.49)%	(0.57)%	15.42%	27.94%	19.00%	(32.70)%	(0.81)%	15.06%

Ratios to Average Net Assets
Total expenses	1.10%	1.18%	1.20%	1.09%	1.17%	1.35%	1.42%	1.44%	1.33%	1.42%
Net investment income (loss)	0.19%	0.22%	0.54%	0.27%	0.17%	(0.06)%	(0.03)%	0.30%	0.03%	(0.08)%

Supplemental Data
Net assets, end of year (000)	$3,430	$2,365	$2,102	$3,184	$2,657	$24,809	$19,779	$18,156	$28,583	$26,181
Portfolio turnover	66%	72%	83%	67%	44%	66%	72%	83%	67%	44%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	39

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.40	$7.97	$11.94	$12.12	$10.62	$9.41	$7.97	$11.94	$12.13	$10.62
Net investment loss[1]	(0.09)	(0.07)	(0.04)	(0.09)	(0.10)	(0.09)	(0.07)	(0.04)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	2.63	1.50	(3.93)	(0.09)	1.60	2.64	1.51	(3.93)	(0.10)	1.61
Net increase (decrease) from investment operations	2.54	1.43	(3.97)	(0.18)	1.50	2.55	1.44	(3.97)	(0.19)	1.51
Net asset value, end of year	$11.94	$9.40	$7.97	$11.94	$12.12	$11.96	$9.41	$7.97	$11.94	$12.13

Total Investment Return[2]
Based on net asset value	27.02%	17.94%	(33.25)%	(1.49)%	14.12%	27.10%	18.07%	(33.25)%	(1.57)%	14.22%

Ratios to Average Net Assets
Total expenses	2.15%	2.22%	2.24%	2.11%	2.20%	2.11%	2.17%	2.21%	2.09%	2.19%
Net investment loss	(0.86)%	(0.81)%	(0.48)%	(0.74)%	(0.87)%	(0.82)%	(0.78)%	(0.46)%	(0.74)%	(0.85)%

Supplemental Data
Net assets, end of year (000)	$1,546	$1,806	$2,133	$4,412	$4,772	$87,554	$77,640	$72,992	$127,254	$114,454
Portfolio turnover	66%	72%	83%	67%	44%	66%	72%	83%	67%	44%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2011

Financial Highlights	Van Kampen Value FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.53	$7.00	$10.30	$12.45	$10.50	$8.51	$6.99	$10.29	$12.43	$10.49
Net investment income[1]	0.12	0.08	0.15	0.18	0.19	0.10	0.07	0.13	0.15	0.16
Net realized and unrealized gain (loss)	2.10	1.51	(3.27)	(1.90)	1.86	2.08	1.50	(3.27)	(1.89)	1.87
Net increase (decrease) from investment operations	2.22	1.59	(3.12)	(1.72)	2.05	2.18	1.57	(3.14)	(1.74)	2.03
Dividends and distributions from:
Net investment income	(0.06)	(0.06)	(0.17)	(0.17)	(0.05)	(0.08)	(0.05)	(0.15)	(0.14)	(0.04)
Net realized gain	—	—	(0.01)	(0.26)	(0.05)	—	—	(0.01)	(0.26)	(0.05)
Total dividends and distributions	(0.06)	(0.06)	(0.18)	(0.43)	(0.10)	(0.08)	(0.05)	(0.16)	(0.40)	(0.09)
Net asset value, end of year	$10.69	$8.53	$7.00	$10.30	$12.45	$10.61	$8.51	$6.99	$10.29	$12.43

Total Investment Return[2]
Based on net asset value	26.09%	22.83%	(30.38)%	(14.15)%	20.95%	25.72%	22.61%	(30.62)%	(14.29)%	20.65%

Ratios to Average Net Assets
Total expenses	1.00%	1.08%	1.06%	1.02%	1.08%	1.25%	1.32%	1.30%	1.26%	1.33%
Net investment income	1.25%	0.98%	1.95%	1.65%	1.67%	1.00%	0.85%	1.69%	1.40%	1.42%

Supplemental Data
Net assets, end of year (000)	$3,226	$2,351	$2,105	$3,131	$2,739	$24,215	$19,197	$17,813	$27,616	$26,194
Portfolio turnover	24%	19%	38%	25%	26%	24%	19%	38%	25%	26%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	41

Financial Highlights (concluded)	Van Kampen Value FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.44	$6.97	$10.23	$12.36	$10.45	$8.43	$6.95	$10.21	$12.35	$10.45
Net investment income (loss)[1]	0.02	(0.01)	0.07	0.07	0.07	0.02	0.01	0.07	0.07	0.07
Net realized and unrealized gain (loss)	2.07	1.51	(3.25)	(1.89)	1.91	2.05	1.50	(3.24)	(1.89)	1.90
Net increase (decrease) from investment operations	2.09	1.50	(3.18)	(1.82)	1.98	2.07	1.51	(3.17)	(1.82)	1.97
Dividends and distributions from:
Net investment income	—	(0.03)	(0.07)	(0.05)	(0.02)	(0.03)	(0.03)	(0.08)	(0.06)	(0.02
Net realized gain	—	—	(0.01)	(0.26)	(0.05)	—	—	(0.01)	(0.26)	(0.05)
Total dividends and distributions	—	(0.03)	(0.08)	(0.31)	(0.07)	(0.03)	(0.03)	(0.09)	(0.32)	(0.07)
Net asset value, end of year	$10.53	$8.44	$6.97	$10.23	$12.36	$10.47	$8.43	$6.95	$10.21	$12.35

Total Investment Return[2]
Based on net asset value	24.76%	21.56%	(31.13)%	(14.99)%	19.67%	24.61%	21.84%	(31.13)%	(15.00)%	19.67%

Ratios to Average Net Assets
Total expenses	2.05%	2.11%	2.08%	2.05%	2.12%	2.01%	2.08%	2.06%	2.02%	2.11%
Net investment income (loss)	0.21%	(0.07)%	0.91%	0.60%	0.63%	0.24%	0.11%	0.93%	0.63%	0.65%

Supplemental Data
Net assets, end of year (000)	$1,551	$1,807	$2,182	$4,303	$5,002	$85,130	$75,817	$71,843	$122,891	$115,710
Portfolio turnover	24%	19%	38%	25%	26%	24%	19%	38%	25%	26%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2011

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.78	$8.97	$9.80	$9.86	$9.63	$9.79	$8.98	$9.80	$9.86	$9.63
Net investment income[1]	0.38	0.42	0.42	0.46	0.43	0.35	0.40	0.40	0.43	0.40
Net realized and unrealized gain (loss)	0.72	0.81	(0.61)	(0.02)	0.22	0.71	0.81	(0.60)	(0.02)	0.23
Net increase (decrease) from investment operations	1.10	1.23	(0.19)	0.44	0.65	1.06	1.21	(0.20)	0.41	0.63
Dividends and distributions from:
Net investment income	(0.38)	(0.42)	(0.56)	(0.46)	(0.42)	(0.35)	(0.40)	(0.54)	(0.43)	(0.40)
Net realized gain	—	—	(0.08)	(0.04)	—	—	—	(0.08)	(0.04)	—
Total dividends and distributions	(0.38)	(0.42)	(0.64)	(0.50)	(0.42)	(0.35)	(0.40)	(0.62)	(0.47)	(0.40)
Net asset value, end of year	$10.50	$9.78	$8.97	$9.80	$9.86	$10.50	$9.79	$8.98	$9.80	$9.86

Total Investment Return[2]
Based on net asset value	11.37%	13.88%	(1.49)%	4.45%	6.97%	10.99%	13.60%	(1.62)%	4.20%	6.71%

Ratios to Average Net Assets
Total expenses	0.71%	0.78%	0.82%	0.66%	0.79%	0.96%	1.02%	1.04%	0.92%	1.04%
Net investment income	3.71%	4.39%	4.77%	4.58%	4.37%	3.47%	4.15%	4.54%	4.32%	4.12%

Supplemental Data
Net assets, end of year (000)	$3,989	$2,828	$2,347	$3,091	$2,597	$38,482	$31,586	$25,699	$37,566	$32,460
Portfolio turnover	200%[3]	206%[4]	304%[5]	288%[6]	253%	200%[3]	206%[4]	304%[5]	288%[6]	253%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 80%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 47%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[6]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2011	43

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$8.98	$9.80	$9.86	$9.63	$9.79	$8.98	$9.80	$9.86	$9.63
Net investment income[1]	0.30	0.35	0.36	0.38	0.35	0.30	0.34	0.35	0.37	0.35
Net realized and unrealized gain (loss)	0.71	0.80	(0.61)	(0.02)	0.22	0.70	0.81	(0.60)	(0.01)	0.22
Net increase (decrease) from investment operations	1.01	1.15	(0.25)	0.36	0.57	1.00	1.15	(0.25)	0.36	0.57
Dividends and distributions from:
Net investment income	(0.30)	(0.34)	(0.49)	(0.38)	(0.34)	(0.29)	(0.34)	(0.49)	(0.38)	(0.34)
Net realized gain	—	—	(0.08)	(0.04)	—	—	—	(0.08)	(0.04)	—
Total dividends and distributions	(0.30)	(0.34)	(0.57)	(0.42)	(0.34)	(0.29)	(0.34)	(0.57)	(0.42)	(0.34)
Net asset value, end of year	$10.50	$9.79	$8.98	$9.80	$9.86	$10.50	$9.79	$8.98	$9.80	$9.86

Total Investment Return[2]
Based on net asset value	10.40%	13.00%	(2.16)%	3.66%	6.15%	10.38%	12.97%	(2.18)%	3.62%	6.10%

Ratios to Average Net Assets
Total expenses	1.50%	1.55%	1.57%	1.45%	1.57%	1.52%	1.57%	1.59%	1.48%	1.62%
Net investment income	2.97%	3.62%	3.99%	3.80%	3.59%	2.92%	3.60%	3.97%	3.75%	3.54%

Supplemental Data
Net assets, end of year (000)	$2,062	$2,521	$2,489	$4,138	$4,377	$131,002	$120,836	$105,212	$164,222	$135,750
Portfolio turnover	200%[3]	206%[4]	304%[5]	288%[6]	253%	200%[3]	206%[4]	304%[5]	288%[6]	253%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 80%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 47%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[6]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”), Van Kampen Value FDP Fund (“Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund,” collectively, the “Funds”) are each a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years for MFS Fund, Marsico Fund and Van Kampen Fund and after ten years for Franklin Templeton Fund. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

FDP SERIES, INC.	MAY 31, 2011	45

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

46	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements (continued)

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Funds purchase a floating rate loan interest they may receive a facility fee and when they sell a floating rate loan interest they may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps) the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: For MFS Fund, Marsico Fund and Van Kampen Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net

FDP SERIES, INC.	MAY 31, 2011	47

Notes to Financial Statements (continued)

investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2011. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from coun-terparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the

48	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements (continued)

Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps: Certain Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund
Interest rate contracts*	Net unrealized appreciation/depreciation*	—	$52,440
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$330	339,973
Credit contracts	Unrealized appreciation on swaps	—	25,783
Total		$330	$418,196

Liability Derivatives
	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,245	$753,963
Credit contracts	Unrealized depreciation on swaps	—	101,173
Total		$1,245	$855,136

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2011
Net Realized Gain (Loss) From
	MFS Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	$39,899
Foreign currency transactions:
Foreign currency exchange contracts	$(11,191)	1,199,252
Credit contracts:
Swaps	—	(211,884)
Total	$(11,191)	$1,027,267

Net Change in Unrealized Appreciation/Depreciation on
	MFS Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	$52,440
Foreign currency transactions:
Foreign currency exchange contracts	$(873)	(443,991)
Credit contracts:
Swaps	—	(30,456)
Total	$(873)	$(422,007)

FDP SERIES, INC.	MAY 31, 2011	49

Notes to Financial Statements (continued)

For the year ended May 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund	Franklin Templeton Fund
Financial futures contracts:
Average number of contracts purchased	—	82
Average notional value of contracts purchased	—	$14,117,586
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	7	7
Average number of contracts — US dollars sold	6	31
Average US dollar amounts purchased	$803,423	$7,522,611
Average US dollar amounts sold	$767,146	$4,690,605
Credit default swaps:
Average number of contracts — buy protection	—	8
Average number of contracts — sell protection	—	2
Average notional value — buy protection	—	$5,322,500
Average notional value — sell protection	—	$1,745,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of May 31, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage, of each Fund’s average daily net assets at the following annual rates:

MFS Fund	0.90%
Marsico Fund	0.80%
Van Kampen Fund	0.70%
Franklin Templeton Fund	0.40%

The Manager entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Van Kampen Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets, as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor B Shares	2.95%	2.95%	2.95%	2.70%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses during the year ended May 31, 2011.

For the year ended May 31, 2011, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$1,953
Marsico Fund	$1,697
Van Kampen Fund	$1,630
Franklin Templeton Fund	$2,567

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Investor A	0.25%	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor B	0.75%	0.75%	0.75%	0.50%
Investor C	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

50	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements (continued)

For the year ended May 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A

MFS Fund	$11,893
Marsico Fund	$9,729
Van Kampen Fund	$9,202
Franklin Templeton Fund	$18,005

For the year ended May 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

	Investor B	Investor C

MFS Fund	$3,512	$10,602
Marsico Fund	$4,121	$8,254
Van Kampen Fund	$3,351	$7,990
Franklin Templeton Fund	$2,719	$15,732

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A

MFS Fund	$342
Marsico Fund	$244
Van Kampen Fund	$223
Franklin Templeton Fund	$177

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and transfer agency fees earned for the period June 1, 2010 to June 30, 2010, which are included as a component of transfer agent-class specific in the Statements of Operations were as follows:

MFS Fund	$20
Marsico Fund	$21
Van Kampen Fund	$19
Franklin Templeton Fund	$21

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2011, were as follows:

	Purchases	Sales

MFS Fund	$55,918,797	$62,205,960
Marsico Fund	$69,991,457	$80,333,150
Van Kampen Fund	$24,340,522	$35,745,628
Franklin Templeton Fund	$299,433,507	$303,874,473

For the year ended May 31, 2011, purchases and sales of US government securities for Franklin Templeton Fund, were $45,450,517 and $30,533,468, respectively.

For the year ended May 31, 2011, purchases and sales of mortgage dollar rolls for the Franklin Templeton Fund were $203,757,281 and $201,149,470, respectively.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2011 attributable to the accounting for swap agreements, the amortization methods on fixed income securities, foreign currency transactions, net paydowns gains/losses and net operating losses were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Franklin Templeton Fund

Paid-in capital	—	$(707,711)	—
Undistributed (accumulated) net investment income (loss)	$29,327	$707,751	$1,145,118
Accumulated net realized loss	$(29,327)	$(40)	$(1,145,118)

The tax character of distributions paid during the fiscal years ended May 31, 2011 and May 31, 2010 was as follows:

	MFS Fund	Van Kampen Fund	Franklin Templeton Fund

Ordinary income
5/31/2011	$960,496	$445,682	$4,935,912
5/31/2010	$877,744	$494,902	$5,477,392
Total
5/31/2011	$960,496	$445,682	$4,935,912
5/31/2010	$877,744	$494,902	$5,477,392

FDP SERIES, INC.	MAY 31, 2011	51

Notes to Financial Statements (continued)

As of May 31, 2011, the tax components of accumulated earnings (losses) were as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

Undistributed ordinary income	$897,523	—	$286,975	$607,267
Capital loss carryforwards	(36,942,746)	$(24,684,777)	(35,324,316)	(7,273,007)
Net unrealized gains*	24,446,311	31,634,230	19,118,894	9,705,897
Total	$(11,598,912)	$6,949,453	$(15,918,447)	$3,040,157

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization of unrealized gains/losses on certain foreign currency and futures contracts and the classification of investments.

As of May 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

2017	$6,469,241	$13,985,857	$10,101,323	$4,564,511
2018	30,473,505	10,698,920	25,222,993	1,651,733
2019	—	—	—	1,056,763
Total	$36,942,746	$24,684,777	$35,324,316	$7,273,007

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after May 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, each Fund paid administration and arrangement fees which were allocated to each Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, each Fund paid administration and arrangement fees which were allocated to each Fund based on its net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended May 31, 2011.

7. Commitments:

Franklin Templeton Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of May 31, 2011, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Loan Commitment	Value of Underlying Loan	Unrealized Appreciation (Depreciation)

Alpha Natural Resources, Inc.	$325,800	$325,800	—

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

52	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements (continued)

MFS Fund invests a substantial amount of their assets in issuers located in a single country or a limited number of countries. When MFS Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of May 31, 2011, MFS Fund invested a significant portion of its assets in securities in the financials sector and Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the financial and consumer discretionary sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

As of May 31, 2011, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	14%
Oil, Gas & Consumable Fuels	8%
Pharmaceuticals	6%
Chemicals	5%
Metals & Mining	5%
Other*	62%

*	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2011		Year Ended May 31, 2010
MFS Fund	Shares	Amount	Shares	Amount
Institutional

Shares sold	107,941	$1,174,945	53,708	$520,974
Shares issued to shareholders in reinvestment of dividends	4,027	38,054	4,176	36,956
Total issued	111,968	1,212,999	57,884	557,930
Shares redeemed	(62,584)	(670,312)	(72,006)	(686,862)
Net increase (decrease)	49,384	$542,687	(14,122)	$(128,932)

Investor A

Shares sold and automatic conversion of shares	756,860	$7,958,654	505,594	$4,899,142
Shares issued to shareholders in reinvestment of dividends	31,295	294,791	32,550	287,418
Total issued	788,155	8,253,445	538,144	5,186,560
Shares redeemed	(689,610)	(7,261,234)	(749,248)	(7,100,327)
Net increase (decrease)	98,545	$992,211	(211,104)	$(1,913,767)

Investor B

Shares sold	10,075	$100,328	14,141	$135,764
Shares issued to shareholders in reinvestment of dividends	556	5,249	733	6,467
Total issued	10,631	105,577	14,874	142,231
Shares redeemed and automatic conversion of shares	(73,779)	(778,772)	(111,389)	(1,050,823)
Net decrease	(63,148)	$(673,195)	(96,515)	$(908,592)

Investor C

Shares sold	1,553,258	$16,081,180	1,822,154	$17,467,501
Shares issued to shareholders in reinvestment of dividends	56,836	532,519	53,743	471,863
Total issued	1,610,094	16,613,699	1,875,897	17,939,364
Shares redeemed	(2,326,234)	(24,472,306)	(2,861,646)	(26,923,726)
Net decrease	(716,140)	$(7,858,607)	(985,749)	$(8,984,362)

There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

FDP SERIES, INC.	MAY 31, 2011	53

Notes to Financial Statements (continued)

	Year Ended May 31, 2011		Year Ended May 31, 2010
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	87,319	$1,020,556	40,464	$386,984
Shares redeemed	(56,135)	(640,056)	(54,737)	(511,866)
Net increase (decrease)	31,184	$380,500	(14,273)	$(124,882)

Investor A
Shares sold and automatic conversion of shares	531,603	$5,923,333	353,853	$3,342,295
Shares redeemed	(572,691)	(6,415,197)	(539,641)	(5,113,269)
Net decrease	(41,088)	$(491,864)	(185,788)	$(1,770,974)

Investor B
Shares sold	5,313	$56,583	11,162	$99,895
Shares redeemed and automatic conversion of shares	(67,972)	(729,055)	(86,647)	(784,734)
Net decrease	(62,659)	$(672,472)	(75,485)	$(684,839)

Investor C
Shares sold	1,090,469	$11,629,995	1,350,869	$12,412,130
Shares redeemed	(2,017,900)	(21,727,086)	(2,256,325)	(20,552,972)
Net decrease	(927,431)	$(10,097,091)	(905,456)	$(8,140,842)

Van Kampen Fund
Institutional
Shares sold	85,549	$853,093	43,631	$366,766
Shares issued to shareholders in reinvestment of dividends	1,509	14,488	2,201	16,487
Total issued	87,058	867,581	45,832	383,253
Shares redeemed	(60,860)	(590,449)	(71,110)	(584,467)
Net increase (decrease)	26,198	$277,132	(25,278)	$(201,214)

Investor A
Shares sold and automatic conversion of shares	583,201	$5,585,197	373,071	$3,111,853
Shares issued to shareholders in reinvestment of dividends	17,144	156,646	16,379	122,675
Total issued	600,345	5,741,843	389,450	3,234,528
Shares redeemed	(572,334)	(5,510,554)	(683,576)	(5,654,440)
Net increase (decrease)	28,011	$231,289	(294,126)	$(2,419,912)

Investor B
Shares sold	6,451	$61,379	10,731	$89,818
Shares issued to shareholders in reinvestment of dividends	—	—	946	7,079
Total issued	6,451	61,379	11,677	96,897
Shares redeemed and automatic conversion of shares	(73,364)	(691,198)	(110,668)	(905,169)
Net decrease	(66,913)	$(629,819)	(98,991)	$(808,272)

Investor C
Shares sold	1,167,392	$10,998,362	1,316,430	$10,980,372
Shares issued to shareholders in reinvestment of dividends	26,892	232,806	41,295	308,064
Total issued	1,194,284	11,231,168	1,357,725	11,288,436
Shares redeemed	(2,060,567)	(19,564,089)	(2,698,002)	(22,155,964)
Net decrease	(866,283)	$(8,332,921)	(1,340,277)	$(10,867,528)

54	FDP SERIES, INC.	MAY 31, 2011

Notes to Financial Statements (concluded)

	Year Ended May 31, 2011		Year Ended May 31, 2010
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	126,011	$1,290,828	65,905	$628,320
Shares issued to shareholders in reinvestment of dividends	10,006	102,560	10,854	104,238
Total issued	136,017	1,393,388	76,759	732,558
Shares redeemed	(45,108)	(459,099)	(49,277)	(469,452)
Net increase	90,909	$934,289	27,482	$263,106

Investor A
Shares sold and automatic conversion of shares	1,303,872	$13,316,727	836,383	$7,983,963
Shares issued to shareholders in reinvestment of dividends	99,873	1,023,657	110,741	1,064,258
Total issued	1,403,745	14,340,384	947,124	9,048,221
Shares redeemed	(966,626)	(9,828,051)	(582,310)	(5,562,797)
Net increase	437,119	$4,512,333	364,814	$3,485,424

Investor B
Shares sold	16,415	$168,220	28,486	$273,002
Shares issued to shareholders in reinvestment of dividends	5,491	56,198	8,246	79,167
Total issued	21,906	224,418	36,732	352,169
Shares redeemed and automatic conversion of shares	(83,145)	(846,557)	(56,428)	(536,304)
Net decrease	(61,239)	$(622,139)	(19,696)	$(184,135)

Investor C
Shares sold	2,663,398	$27,216,872	3,159,818	$30,312,557
Shares issued to shareholders in reinvestment of dividends	308,123	3,156,176	372,147	3,575,073
Total issued	2,971,521	30,373,048	3,531,965	33,887,630
Shares redeemed	(2,844,337)	(28,990,012)	(2,904,627)	(27,658,689)
Net increase	127,184	$1,383,036	627,338	$6,228,941

10. Subsequent Events:

Management’s evaluation of all subsequent events on each Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The following Funds paid a net investment income dividend on July 22, 2011 to shareholders of record on July 20, 2011 as follows:

MFS Fund	Dividend per share
Institutional	$0.168844
Investor A	$0.142826
Investor B	$0.029997
Investor C	$0.053566

Van Kampen Fund	Dividend per share
Institutional	$0.063167
Investor A	$0.052660
Investor B	$0.012728
Investor C	$0.017646

FDP SERIES, INC.	MAY 31, 2011	55

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund and Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc. (the “Corporation”) as of May 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund of FDP Series, Inc. as of May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, MA
July 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc. during the fiscal year ended May 31, 2011:

	Payable Date/ Month(s) Paid	MFS Fund	Van Kampen Fund	Franklin Templeton Fund
Qualified Dividend Income for Individuals	7/23/10	—	100.00%	—
	12/3/10	100.00%[1]	100.00%	—
Dividends Qualifying for the Dividend-Received	7/23/10	—	100.00%	—
Deduction for Corporations	12/3/10	2.29%[1]	100.00%	—
Foreign Source Income	12/3/10	100.00%[1]	—	—
Foreign Taxes Paid Per Share[2]	12/3/10	$0.026332	—	—
Interest-Related Dividends for Non-US Residents[3]	June 2010	—	—	71.66%
	July 2010 – December 2010	—	—	71.80%
	January 2011 – May 2011	—	—	74.44%
Federal Obligation Interest[4]	June 2010 – May 2011	—	—	8.19%

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[4]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

56	FDP SERIES, INC.	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of MFS Research International FDP Fund (the “MFS Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), Van Kampen Value FDP Fund (the “Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”) (each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), met on April 12, 2011 and May 10 – 11, 2011 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Massachusetts Financial Services Company (“MFS”); (ii) Marsico Capital Management, LLC (“Marsico”); (iii) Invesco Advisers, Inc. (“Invesco”) and (iv) Franklin Advisers, Inc. (“Franklin”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, and the Sub-Advisors, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, sub-advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates, and the Sub-Advisors by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s and the Sub-Advisors’ business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock and the Sub-Advisors to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar open-end funds managed by BlackRock or the Sub-Advisors, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock and the Sub-Advisors with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10 – 11, 2011 Board meeting.

At an in-person meeting held on May 10 – 11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of

FDP SERIES, INC.	MAY 31, 2011	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors under the Agreements, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s and the Sub-Advisors’ investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s and the Sub-Advisors’ portfolio trading capabilities, BlackRock’s and the Sub-Advisors’ use of technology, BlackRock’s and the Sub-Advisors’ commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s and the Sub-Advisors’ risk analysis capabilities and BlackRock’s and the Sub-Advisors’ approach to training and retaining portfolio managers and other research, advisory, sub-advisory and management personnel. The Board engaged in a review of BlackRock’s and the Sub-Advisors’ compensation structure with respect to each Fund’s portfolio management team and BlackRock’s and the Sub-Advisors’ ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in each Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board, and the Board’s Performance Oversight Committee, regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Franklin Templeton Fund ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Marsico Fund ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board, BlackRock, and Marsico reviewed and discussed the reasons for the Marsico Fund’s underperform-ance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the primary detractors to performance in the three-year period were stock selection in the health care equipment & services industry and the energy sector.

The Board, BlackRock, and Marsico discussed Marsico’s strategy for improving the Marsico Fund’s performance and Marsico’s commitment to improve the Marsico Fund’s performance.

The Board noted that the MFS Fund ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

58	FDP SERIES, INC.	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Van Kampen Fund ranked in the second, first and third quartiles against its Lipper Performance Universe for the one-, three-and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Franklin Templeton Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Franklin Templeton Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Franklin Templeton Fund will have an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Franklin Templeton Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Franklin Templeton Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Marsico Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Marsico Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Marsico Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Marsico Fund’s peers. The Board further noted that effective June 1, 2011, the Marsico Fund will have an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Marsico Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Marsico Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the MFS Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the MFS Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the MFS Fund will have an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the MFS Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the MFS Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Van Kampen Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Van Kampen Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Van Kampen Fund will have an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Van Kampen Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or

FDP SERIES, INC.	MAY 31, 2011	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

reimburse expenses in order to limit, to a specified amount, the Van Kampen Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and each Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

60	FDP SERIES, INC.	MAY 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chair of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

FDP SERIES, INC.	MAY 31, 2011	61

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Director for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				165 RICs consisting of 291 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				165 RICs consisting of 291 Portfolios	None
[3]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

62	FDP SERIES, INC.	MAY 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
	[1]	Officers of the Funds serve at the pleasure of the Board of Directors.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
Massachusetts Financial
Services Company
Boston, MA 02116

Marsico Capital
Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02116

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective December 31, 2010, Richard R. West retired as Director of the Funds. The Board wishes Mr. West well in his retirement.

FDP SERIES, INC.	MAY 31, 2011	63

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

64	FDP SERIES, INC.	MAY 31, 2011

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

FDP SERIES, INC.	MAY 31, 2011	65

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Fund
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

    † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

66	FDP SERIES, INC.	MAY 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#FDPS-5/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$39,700	$38,300	$0	$0	$14,100	$6,100	$0	$40
Marsico Growth FDP Fund	$30,500	$29,500	$0	$0	$11,500	$6,100	$0	$23
MFS Research International FDP Fund	$32,700	$31,700	$0	$0	$22,500	$7,424	$0	$26
Van Kampen Value FDP Fund	$30,500	$29,500	$0	$0	$11,500	$6,100	$0	$22

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$14,100	$16,917
Marsico Growth FDP Fund	$11,500	$16,900
MFS Research International FDP Fund	$22,500	$18,227
Van Kampen Value FDP Fund	$11,500	$16,899

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: August 3, 2011